UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

THRESHOLD

PHARMACEUTICALS, INC.

(Name of the Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

THRESHOLD PHARMACEUTICALS, INC.

Notice of 2014 Annual Meeting of Stockholders

To Be Held May 16, 2014

The 2014 annual meeting of stockholders of Threshold Pharmaceuticals, Inc. will be held on May 16, 2014, at 1:00 p.m., Pacific Time, at our principal executive offices located at 170 Harbor Way, Suite 300, South San Francisco, CA 94080, for the following purposes, as more fully described in the accompanying proxy statement:

1. To elect the two nominees for Class I director named in the accompanying proxy statement to serve until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified.

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

3. To approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the accompanying proxy statement.

4. To approve the Threshold Pharmaceuticals, Inc. 2014 Equity Incentive Plan.

5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 21, 2014 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Dr. Harold E. Selick
Chief Executive Officer

South San Francisco, California

April 4, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 16, 2014

The proxy statement and annual report to stockholders are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD OR VOTED.

THRESHOLD PHARMACEUTICALS, INC.

170 Harbor Way, Suite 300

South San Francisco, CA 94080

(650) 474-8200

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

We are furnishing this proxy statement and the enclosed proxy card in connection with the solicitation of proxies by our board of directors for use at the 2014 annual meeting of stockholders of Threshold Pharmaceuticals, Inc., or the Company, to be held on May 16, 2014, at 1:00 p.m., Pacific time, at our principal executive offices located at 170 Harbor Way, Suite 300, South San Francisco, CA 94080 and at any adjournments or postponements thereof. These materials are being mailed to stockholders on or about April 11, 2014.

Only holders of our common stock as of the close of business on March 21, 2014, the record date, are entitled to vote at the 2014 annual meeting. Stockholders who hold shares in “street name” may vote at the 2014 annual meeting only if they hold a valid proxy from their broker. As of the record date, there were 59,346,025 shares of common stock outstanding and entitled to vote at the 2014 annual meeting. There are no statutory or contractual rights of appraisal or similar remedies available to stockholders in connection with any matter to be acted on at the 2014 annual meeting.

A majority of the outstanding shares of common stock entitled to vote at the 2014 annual meeting must be present in person or represented by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or represented by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the 2014 annual meeting for each share of common stock held by such stockholder on the record date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this proxy statement. Alternatively, stockholders may vote their shares on the Internet or by telephone by following the instructions on the proxy card. All proxy cards received by us that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If you are a stockholder of record and you do not specify your vote on each proposal individually when voting on the Internet or by telephone, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares “FOR” the nominees to our board of directors listed on the proxy card and in this proxy statement, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, “FOR” the advisory approval of the compensation of our Named Executive Officers as disclosed in this proxy statement, and “FOR” the approval of the Threshold Pharmaceuticals, Inc. 2014 Equity Incentive Plan. We are not aware, as of the date hereof, of any matters to be voted upon at the 2014 annual meeting other than those stated in this proxy statement. If any other matters are properly brought before the 2014 annual meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Under Delaware law, our Amended and Restated Certificate of Incorporation (which, as amended, we refer to as our “Certificate of Incorporation”) and our bylaws, if a quorum exists at the annual meeting:

•	the two nominees receiving the highest number of “FOR” votes (from the holders of shares present in person or represented by proxy) will be elected as directors;

•

the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting will be required to approve the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

•

the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting will be required for the advisory approval of the compensation of our Named Executive Officers, although such vote will not be binding on us; and

•	the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting will be required to approve the Threshold Pharmaceuticals, Inc. 2014 Equity Incentive Plan.

The proxy card accompanying this proxy statement is solicited by our board of directors. We will pay all of the costs of soliciting proxies. In addition to solicitation by mail, our officers, directors and employees may solicit proxies personally, or by telephone, without receiving additional compensation. If requested, we will also pay brokers, banks and other fiduciaries that hold shares of our common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

QUESTIONS AND ANSWERS

ABOUT VOTING AND THE ANNUAL MEETING

Q:	Who is soliciting my proxy?

A:	Our board of directors.

Q:	Where and when is the 2014 annual meeting of stockholders?

A:	The 2014 annual meeting of stockholders of Threshold Pharmaceuticals, Inc. will be held on May 16, 2014, at 1:00 p.m., Pacific time, at our principal executive offices located at 170 Harbor Way, Suite 300, South San Francisco, CA 94080.

Q:	How do I attend the 2014 annual meeting of stockholders?

A:	You are invited to attend the 2014 annual meeting to vote on the proposals described in this proxy statement. For directions to attend the 2014 annual meeting in person, please contact our Senior Director, Corporate Communications, Laura Hansen, Ph.D. by telephone at (650) 474-8206 or by email at ir@thresholdpharm.com. Information on how to vote in person at the 2014 annual meeting is discussed below. However, you do not need to attend the 2014 annual meeting to vote your shares.

Q:	Who can vote at the 2014 annual meeting?

A:	All stockholders of record at the close of business on March 21, 2014, the record date for the 2014 annual meeting, will be entitled to notice of and to vote at the 2014 annual meeting. If on that date, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. If on that date, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the 2014 annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the 2014 annual meeting in person. Nevertheless, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent. As of the close of business on the record date, March 21, 2014, 59,346,025 shares of our common stock were outstanding.

Q:	What constitutes a quorum for the meeting?

A:	A quorum is required for stockholders to conduct business at the 2014 annual meeting. The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to establish a quorum at the meeting. Shares present, in person or represented by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a customer’s shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of these categories will be tabulated separately.

Q:	What am I voting on?

A:	You are voting on the following proposals:

1. To elect the two nominees for Class I director named herein to serve until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified (see page 45).

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (see page 46).

3. To approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement (see page 47).

4. To approve the Threshold Pharmaceuticals, Inc. 2014 Equity Incentive Plan (see page 48).

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the annual meeting.

Q:	How do I vote?

A:	If you are a stockholder of record, there are four different ways to vote your shares, as follows:

•	By Internet: You may submit a proxy or voting instructions over the Internet by following the instructions at www.proxyvote.com.

•	By Telephone: You may submit a proxy or voting instructions by calling (800) 690-6903 and following the instructions.

•	By Mail: You may complete, sign and return the accompanying proxy and voting instruction card in the postage-paid envelope provided to Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•

In Person: If your shares are registered in your name with our transfer agent as of the record date, you may vote in person at the meeting. Submitting a proxy will not prevent you from attending the 2014 annual meeting and voting in person.

If you are a beneficial owner of shares held in “street name,” you should have received a proxy card and voting instructions from your broker, bank or other agent rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or via the internet as instructed by your broker, bank or other agent. To vote in person at the annual meeting, you must request and obtain a valid proxy from your broker, bank, or other agent. Follow the voting instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of common stock you own as of March 21, 2014.

Q:	Can I change my vote after submitting my proxy?

A:	Yes. You can revoke your proxy or change your vote at any time before the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or via the internet.

•	You may send a timely written notice that you are revoking your proxy to our Secretary at 170 Harbor Way, Suite 300, South San Francisco, CA 94080.

•	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke a previously granted proxy.

If your shares are held in “street name,” you should follow the instructions provided by your broker, bank or other agent.

Q:	My shares are held in the “street name.” Will my broker vote my shares?

A:	If you are a beneficial owner of shares held in “street name” and you do not provide the organization that holds your shares with specific instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” When our inspector of elections tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted toward the vote total for any proposal. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all five proposals.

Q:	Which proposals are considered “routine” or “non-routine”?

A:	The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 2) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected on Proposal 2.

The election of directors (Proposal 1), the advisory vote on the compensation of our Named Executive Officers (Proposal 3) and the vote to approve the 2014 Equity Incentive Plan (Proposal 4) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore we expect broker non-votes on Proposals 1, 3 and 4.

Q:	What vote is required to approve each item?

A:	Proposal 1 (Election of Directors). For the election of the Class I directors, the two nominees receiving the most “FOR” votes (from the holders of shares present in person or represented by proxy) will be elected. Our Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Proposal 2 (Ratify Independent Registered Public Accounting Firm). The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Proposal 3 (Advisory Vote on Executive Compensation). The approval, on an advisory basis, of the compensation of our Named Executive Officers must receive the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting in order to be approved, although such vote will not be binding on us.

Proposal 4 (Approve the 2014 Equity Incentive Plan). The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting will be required to approve the Threshold Pharmaceuticals, Inc. 2014 Equity Incentive Plan.

Q:	How does the board of directors recommend that I vote on the proposals?

A:	If you are a stockholder of record and you do not specify your vote on each proposal individually when voting via the internet or by telephone, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in accordance with the recommendations of our board of directors, which are set forth below. In this regard, our board of directors recommends that you vote:

•	“FOR” the election of both of the nominees named herein to serve on the board of directors (see page 45);

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (see page 46);

•	“FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in this proxy statement (see page 47); and

•	“FOR” the approval of the Threshold Pharmaceuticals, Inc. 2014 Equity Incentive Plan (see page 48).

Q:	How are votes counted?

A:	Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “FOR,” “WITHHOLD” and broker non-votes with respect to the election of directors, and, with respect to Proposals 2, 3 and 4, “FOR” and “AGAINST” votes, abstentions and broker non-votes. A “WITHHOLD” vote with respect to the election of one or both of the nominees for director will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining the presence of a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes will also be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes will not, however, be considered votes cast at the annual meeting and will therefore not have any effect with respect to any of the proposals.

Q:	What if another matter is properly brought before the annual meeting?

A:	The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:	Who will bear the cost of this solicitation?

A:	We will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material. The solicitation will be made primarily through the use of the mail but our regular employees may, without additional compensation, solicit proxies personally by telephone, e-mail, fax or in person.

Q:	What proxy materials are available on the internet?

A:	This proxy statement and our annual report are available at www.proxyvote.com.

Q:	How can I find out the results of the voting at the annual meeting?

A:	Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the annual meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q:	Whom should I contact with questions?

A:	If you need additional copies of this proxy statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact our Senior Director, Corporate Communications, Laura Hansen, Ph.D. by telephone at (650) 474-8206 or by email at ir@thresholdpharm.com.

BOARD OF DIRECTORS

The name, age and year in which the term expires of each member of our board of directors is set forth below as of April 2, 2014:

Name	Age	Position	Term Expires on the Annual Meeting held in the Year
Jeffrey W. Bird, M.D., Ph.D.(1)(2)	53	Director	2014
Harold E. Selick, Ph.D.	59	Chief Executive Officer and Director	2014
Wilfred E. Jaeger, M.D.(1)(3)	58	Director	2015
David R. Parkinson, M.D.(2)	63	Director	2015
Bruce C. Cozadd(3)	50	Director	2016
David R. Hoffmann(1)(2)	69	Director	2016
George G.C. Parker, Ph.D.(3)	74	Director	2016

(1)	Member of the audit committee
(2)	Member of the nominating and governance committee
(3)	Member of the compensation committee

Our Certificate of Incorporation divides our board of directors into three classes, with staggered three-year terms. The Class I directors, whose terms expire at the 2014 annual meeting, are Jeffrey W. Bird and Harold E. Selick. The Class II directors, whose terms expire at the 2015 annual meeting, are Wilfred E. Jaeger and David R. Parkinson. The Class III directors, whose terms expire at the 2016 annual meeting, are Bruce C. Cozadd, David R. Hoffmann and George G.C. Parker. Only one class of directors is elected at each annual meeting. The directors in the other classes continue to serve for the remainder of such class’ three-year term. Dr. Bird and Dr. Selick, who are Class I directors previously elected by our stockholders, are nominees for re-election at the 2014 annual meeting. The nominating and governance committee has recommended to our board of directors that Dr. Bird and Dr. Selick be nominated for election to as Class I directors, each for a three-year term ending on the date of the 2017 annual meeting and until a successor is duly elected or appointed. Each nominee has consented to serve an additional three-year term.

DIRECTOR QUALIFICATIONS

The following paragraphs below under the section captioned “Nominees and Continuing Directors” provide information as of the date of this proxy statement about each individual nominated for election to our board of directors at the 2014 annual meeting and each continuing member of our board of directors. The information presented includes information each director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s and each continuing director’s specific experience, qualifications, attributes and skills that led our board of directors to the conclusion that he should serve as a director, our board of directors also believes that all of our directors have demonstrated a depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of our business environment and willingness to devote adequate time to their board duties.

Information about the number of shares of common stock beneficially owned by each director appears below under the heading “Security Ownership by Certain Beneficial Owners and Management.” There are no family relationships among any of our directors or executive officers.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to our board of directors as Class I directors at the 2014 annual meeting:

Jeffrey W. Bird, M.D., Ph.D. has served as a member of our board of directors since November 2008. Dr. Bird is a Managing Director of Sutter Hill Ventures, a venture capital firm based in Palo Alto, California. Dr. Bird was previously Senior Vice President, Business Operations at Gilead Sciences, where he oversaw business development and commercial activities. Dr. Bird received a degree in Biological Sciences from Stanford in 1982, a Ph.D. in Cancer Biology in 1988 and a M.D. in 1992 from Stanford Medical School. Dr. Bird is currently a board member of Horizon Pharma, Inc., a public company, Portola Pharmaceuticals, Inc., a public company, and a number of private biotechnology companies. Our board of directors believes it benefits from Dr. Bird’s financial and medical knowledge and experience, which are valuable to the board.

Harold E. Selick, Ph.D. joined us as Chief Executive Officer in June 2002 and has served as a member of our board of directors since joining the company. From June 2002 until July 2007, Dr. Selick was also a Venture Partner of Sofinnova Ventures, Inc., a venture capital firm. From January 1999 to April 2002, he was Chief Executive Officer of Camitro Corporation, a biotechnology company. From 1992 to 1999, he was at Affymax Research Institute, the drug discovery technology development center for Glaxo Wellcome plc, most recently as Vice President of Research. Prior to working at Affymax he held scientific positions at Protein Design Labs, Inc. and Anergen, Inc. As a staff scientist at Protein Design Labs, Inc. (now PDL BioPharma, Inc., or PDL) he co-invented the technology underlying the creation of fully humanized antibody therapeutics and applied that to PDL’s first product, Zenapax (daclizumab), which was developed and commercialized by Roche for preventing kidney transplant rejection. Dr. Selick serves as Lead Director of PDL, a public company, serves as Chairman of the board of directors of Catalyst Biosciences, a privately-held drug discovery and development company, and also serves as Chairman of the board of directors of Protagonist Therapeutics, a privately-held biotechnology company. Dr. Selick received his B.A. in Biophysics and Ph.D. in Biology from the University of Pennsylvania and was a Damon Runyon-Walter Winchell Cancer Fund Fellow and an American Cancer Society Senior Fellow at the University of California, San Francisco. Our board of directors believes that Dr. Selick’s extensive experience with the Company and industry knowledge provides an invaluable insight to the board of directors on issues involving the Company and its goals. Further, the board of directors believes that including the CEO as a director is an efficient way of ensuring continuity between the development and execution of the Company’s business strategies.

The following individuals will continue to serve on our board of directors after the 2014 annual meeting:

Wilfred E. Jaeger, M.D. has served as a member of our board of directors since 2001. He has been a Partner of Three Arch Partners, a venture capital firm, since 1993. Dr. Jaeger serves on the board of directors of a number of private companies, as well as Concert Pharmaceutical, Inc., a public pharmaceutical company. Dr. Jaeger received his B.S. from the University of British Columbia, his M.D. from the University of British Columbia School of Medicine and his M.B.A. from Stanford University. Our board of directors believes that Dr. Jaeger’s financial and medical knowledge and experience are valuable to the board, particularly with respect to his service on the audit and compensation committees.

David R. Parkinson, M.D. joined our board of directors in 2010. Dr. Parkinson is a Venture Partner at New Enterprise Associates, Inc. (NEA), a venture firm in Menlo Park, California. Until June 2012, he served as president and chief executive officer of Nodality, a South San Francisco-based biotechnology company. Dr. Parkinson serves on the board of directors of Ambit Biosciences Corporation, a public biopharmaceutical company, as well as DeNovo Biosciences and Zygenia, Inc., where is also acting Chief Executive Officer. He was formerly a director of Facet Biotech. Prior to 2007, Dr. Parkinson was senior vice president of Oncology Research and Development at Biogen Idec, vice president of Oncology Development at Amgen and vice president of Global Clinical Oncology Development at Novartis. Dr. Parkinson also worked at the National Cancer Institute from 1990 to 1997, serving as chief of the Investigational Drug

Branch, then as acting associate director of the Cancer Therapy Evaluation Program. He has also held academic positions at the M.D. Anderson Cancer Center, University of Texas and New England Medical Center at Tufts University School of Medicine. Dr. Parkinson received his M.D. as gold medalist from the University of Toronto Faculty of Medicine in 1977, with Internal Medicine and Hematology/Oncology training in Montreal at McGill University and in Boston at New England Medical Center. Dr. Parkinson is a past chairman of the Food and Drug Administration, or FDA, Biologics Advisory Committee and is a recipient of the FDA’s Cody Medal. He is a past president of the International Society of Biological Therapy and past editor of the Journal of Immunotherapy. He currently serves on the National Cancer Policy Forum of the Institute of Medicine. He has recently completed a term on the FDA’s Science Board as well as a term on the board of directors of the American Association of Cancer Research, orAACR. He continues to serve as Chairman of the AACR Finance Committee. Our board of directors believes it benefits from Dr. Parkinson’s medical knowledge and experience, especially in the field of oncology, and his industry perspective.

Bruce C. Cozadd has served as a member of our board of directors since December 2005. Mr. Cozadd is a co-founder of Jazz Pharmaceuticals, Inc. and has served as its Chairman and Chief Executive Officer since April 2009. In January 2012, Mr. Cozadd became the Chairman and Chief Executive Officer of Jazz Pharmaceuticals plc, the successor to Jazz Pharmaceuticals, Inc. From 2003 until April 2009, he served as Executive Chairman of Jazz Pharmaceuticals, Inc. Prior to co-founding Jazz Pharmaceuticals, Inc., Mr. Cozadd served in various executive management positions with ALZA Corporation from 1991 until its acquisition by Johnson & Johnson in 2001. At the time of the merger, Mr. Cozadd was serving as Executive Vice President and Chief Operating Officer of ALZA, with responsibility for research and development, manufacturing, and sales and marketing. Prior to joining ALZA, he was in the Corporate Finance Health Care group at Smith Barney, Harris Upham & Co. Inc. He serves on the board of directors of Jazz Pharmaceuticals plc, Cerus Corporation and The Nueva School. He received his B.S. from Yale University and his M.B.A. from Stanford University. Our board of directors believes that Mr. Cozadd’s leadership experience at other life sciences companies gives him a breadth of knowledge and a unique perspective on the industry.

David R. Hoffmann has served as a member of our board of directors since April 2007. Mr. Hoffmann is retired from ALZA Corporation (now a Johnson & Johnson company) where he held the positions of Vice President and Treasurer from 1992 to until his retirement in October 2002, Vice President of Finance from 1982 to 1992 and Director of Accounting/Finance from 1976 to 1982. Mr. Hoffmann is currently Chief Executive Officer of Hoffmann Associates, a multi-group company specializing in cruise travel and financial and benefit consulting. He serves on the board of directors of DURECT Corporation. Mr. Hoffmann holds a B.S. in Business Administration from the University of Colorado. Our board of directors believes that Mr. Hoffmann’s financial knowledge and industry experience are valuable to the board, particularly with respect to his service on the audit committee. Our board of directors has determined that Mr. Hoffmann qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

George G.C. Parker, Ph.D. has served as a member of our board of directors since October 2004. Dr. Parker is the Dean Witter Distinguished Professor of Finance (Emeritus) and previously Senior Associate Dean for Academic Affairs and Director of the MBA Program, Graduate School of Business, Stanford University. Dr. Parker joined the faculty at Stanford University in 1973. He serves on the board of directors of iShares Mutual Funds, Tejon Ranch Company, Colony Financial, Inc. and First Republic Bank and a number of private companies, and was formerly a director of Continental Airlines, Inc. and Netgear, Inc. Dr. Parker received his B.A. from Haverford College and his M.B.A. and Ph.D. from Stanford University. Our board of directors believes it is well served by Dr. Parker’s extensive financial and leadership experience, including his compensation committee experience.

DIRECTOR NOMINATIONS

Criteria for Board Membership. In selecting candidates for appointment or re-election to our board of directors, the nominating and governance committee considers the appropriate balance of specific experience, qualifications, attributes and skills required of our board of directors, and seeks to insure that at least a majority of the directors are independent under the NASDAQ Stock Market LLC listing standards, or the NASDAQ listing standards, and that members of our audit committee meet the financial literacy and sophistication requirements under the NASDAQ listing standards and at least one of them qualifies as an “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission, or the SEC. To date, the nominating and governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for candidates for membership on our board of directors. Instead, nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of our business environment, and willingness to devote adequate time to their board duties. While we do not have a formal policy on board diversity, the nominating and governance committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experience and other factors that contribute to our board of directors having an appropriate range of expertise, talents, experiences and viewpoints, and considers those diversity considerations, in view of the needs of the board of directors as a whole, when making decisions on director nominations.

Stockholder Nominees. The nominating and governance committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the nominating and governance committee c/o our Secretary and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of our common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in our bylaws and under the caption “Stockholder Proposals for 2015 Annual Meeting” below.

Process for Identifying and Evaluating Nominees. The nominating and governance committee believes we are well-served by our current directors. If an incumbent director is not standing for re-election, or if a vacancy on our board of directors occurs between annual stockholder meetings, or if our board of directors desires to increase its size, the nominating and governance committee will seek out potential candidates for appointment to our board of directors who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of our board of directors and, if the nominating and governance committee deems appropriate, a third-party search firm. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we may in the future decide to retain a third-party search firm. The nominating and governance committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the nominating and governance committee. Candidates meriting serious consideration will meet with additional members of our board of directors. Based on this input, the nominating and governance committee will evaluate whether the committee should recommend to our board of directors that this candidate be elected to fill a vacancy on our board of directors, or presented for the approval of the stockholders, as appropriate.

We have never received a proposal from a stockholder to nominate a director. Although the nominating and governance committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2014 Annual Meeting. Dr. Bird and Dr. Selick are nominees standing for re-election at the annual meeting.

BOARD MEETINGS AND COMMITTEES; DIRECTOR INDEPENDENCE

Our board of directors met five times during fiscal year 2013. The audit committee met five times during fiscal year 2013, the compensation committee met two times during fiscal year 2013 and the nominating and governance committee met one time during fiscal year 2013. Each member of our board of directors attended at least 75% or more of the aggregate number of board meetings and meetings of committees of the board that each such director served on in fiscal 2013. All of our directors attended the 2013 annual meeting of stockholders. Typically, a board of directors meeting is scheduled on the date of any annual meeting of stockholders. Although the board has not adopted a formal policy, all directors are expected to attend the annual meeting of stockholders if possible.

As required under the NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Consistent with the requirements under the NASDAQ listing standards, after review of all relevant transactions or relationships between each director, or any of his or her family members, and our company, its senior management and its independent registered public accounting firm, our board of directors affirmatively determined that all of our current directors are independent directors within the meaning of the applicable NASDAQ listing standards, except that Dr. Selick, our Chief Executive Officer, is not independent directors by virtue of his employment with our company. In addition, our board of directors has determined that each member of the audit committee, compensation committee and nominating and governance committee meets the applicable NASDAQ and SEC rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to Threshold Pharmaceuticals. In determining that Dr. Bird and Dr. Parkinson are independent within the meaning of the applicable NASDAQ listing standards and SEC rules, our board of directors considered Dr. Bird’s affiliation with one of our significant stockholders and Dr. Parkinson’s consulting arrangement with us, and in each case determined that such relationships would not interfere with either Dr. Bird’s or Dr. Parkinson’s exercise of independent judgment in carrying out the responsibilities of a director.

Our board of directors has standing (i) audit, (ii) compensation and (iii) nominating and governance committees, each of which has a written charter, copies of which can be found at www.thresholdpharm.com.

Audit Committee. The audit committee currently consists of Mr. Hoffmann (chair), Dr. Bird and Dr. Jaeger. Our board of directors has determined that all members of the audit committee are independent directors under the NASDAQ listing standards and each of them is able to read and understand fundamental financial statements. Our board of directors has determined that Mr. Hoffmann qualifies as an “audit committee financial expert” as defined by the rules of the SEC.

The purpose of the audit committee is to oversee our accounting and financial reporting processes and audits of our financial statements. Although management has primary responsibility for the system of internal controls and the financial reporting process, the responsibilities of the audit committee include appointing and approving the compensation of the independent registered public accounting firm to conduct the annual audit of our accounts, reviewing and evaluating the scope and results of the annual audit, approving all professional services to be provided to us by our independent registered public accounting firm, meeting with management and the independent registered public accounting firm to discuss our financial statements and matters that may affect our financial statements, and approving all related party transactions.

Compensation Committee. The compensation committee currently consists of Dr. Jaeger (chair), Mr. Cozadd and Dr. Parker. Our board of directors has determined that all members of the compensation committee are independent directors under the rules of the NASDAQ listing standards, including under the rules that will be in effect for us as of the 2014 annual meeting. In determining whether Dr. Jaeger, Mr. Cozadd and Dr. Parker are independent within the meaning of the NASDAQ listing standards rules pertaining to membership of the compensation committee that will be in effect for us as of the 2014 annual meeting, our board of directors determined, based on its consideration of factors specifically relevant to determining whether any such director has a relationship to us that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, that no member of the compensation committee has a relationship that would impair that member’s ability to make independent judgments about our executive compensation.

The compensation committee develops and reviews compensation policies and practices applicable to executive officers, reviews and recommends goals for our Chief Executive Officer and evaluates his performance in light of these goals, reviews and evaluates goals and objectives for our other officers, oversees and evaluates our equity incentive plans and reviews and approves the creation of or amendment to our equity incentive plans. Under its charter, the compensation committee has the authority, in its sole discretion, to retain (or obtain the advice of) any compensation consultant, legal counsel or other adviser to assist it in the performance of its duties. The compensation committee also has the direct responsibility for the appointment, compensation and oversight of the work of any advisers retained or engaged by the compensation committee. Under its charter, the compensation committee also has the authority to delegate its authority and responsibilities to members of the committee or a subcommittee. Finally, the compensation committee has the sole authority to approve the fees and the other terms and conditions of the engagement of any such advisor. We must provide for appropriate funding, as determined by the compensation committee, for the payment of reasonable compensation to any such adviser retained by the compensation committee.

For information regarding our processes and procedures for the consideration and determination of executive and director compensation, please see “Executive Compensation—Compensation Discussion and Analysis” and “Director Compensation,” respectively.

Nominating and Governance Committee. The nominating and governance committee currently consists of Mr. Hoffmann (chair), Dr. Bird and Dr. Parkinson. Our board of directors has determined that all members of the nominating and governance committee are independent directors under the NASDAQ listing standards. The nominating and governance committee’s responsibilities include recommending to our board of directors nominees for possible election to our board of directors. Nominees for the 2014 annual meeting were recommended to our board of directors for nomination by the nominating and governance committee and our board of directors subsequently approved these nominees at a meeting of our board of directors.

OTHER CORPORATE GOVERNANCE MATTERS

Board Leadership and Risk Oversight. Our board of directors has not designated a chairman or lead independent director, nor does our board of directors have a formal leadership structure that would allow one director to entirely shape the work of the board of directors. Instead, from time to time, one or more of the independent directors works with Dr. Selick to perform a variety of functions related to our corporate governance, including coordinating board of directors activities, setting the agenda for meetings (in consultation with Dr. Selick, as necessary or appropriate) and ensuring adequate communication between the board of directors and management. We believe that this structure of the board is adequate and appropriate for governance given the existing scope and nature of our operations. To facilitate the board’s responsibility for oversight of company risks, the board delegates specific areas of risk management oversight to applicable board committees. The audit committee oversees our risk policies and processes relating to financial statements and financial reporting, including our system of internal control over financial reporting. The compensation committee oversees risks associated with our compensation plans and the effect that our compensation structure may have on business decisions and on the attraction and retention of a qualified management team. The nominating and governance committee oversees risks related to our governance structure and the evaluation of individual board members and committees.

Corporate Governance Page; Code of Ethics. We maintain a corporate governance page on our website which includes key information about our corporate governance matters, including our Code of Ethics and charters for each committee of our board of directors. The corporate governance page can be found at www.thresholdpharm.com, by clicking first on “Investors” then clicking on “Corporate Governance.”

Our policies and practices reflect corporate governance initiatives that we believe are compliant with the NASDAQ listing standards and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	a majority of our board of directors members are “independent” under the NASDAQ listing standards;

•	all members of the key board committees—the audit committee, the compensation committee and the nominating and governance committee—are independent under the NASDAQ listing standards;

•	the independent members of our board of directors meet regularly outside the presence of management;

•

we have adopted a Code of Ethics that is monitored by management and that applies to all of our officers, directors and employees, including our principal executive officer and all members of our finance department, including our principal financial officer;

•	the charters of our board of directors committees establish their respective roles and responsibilities; and

•	our audit committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls or auditing matters.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Ethics by posting such information on our website at the website address specified above.

Communications with the Board of Directors. Stockholders or other interested parties may communicate with any director or committee of our board of directors by writing to them c/o Secretary, Threshold Pharmaceuticals, Inc., 170 Harbor Way, Suite 300, South San Francisco, CA 94080. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to members of the audit committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the nominating and governance committee.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our common stock as of March 21, 2014 or earlier date for information based on filings with the SEC by (a) each person known to us to own more than 5% of the outstanding shares of our common stock, (b) each Named Executive Officer identified in the compensation tables appearing later in this proxy statement, (c) each of our directors and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information we believe to be reliable.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Shares Beneficially Owned(2)
Stockholders owning more than 5%
BlackRock, Inc.(3)	3,849,991	6.5%
40 East 52nd Street
New York, NY 10022

Entities affiliated with Federated Investors, Inc.(4)	5,131,201	8.4%
Federated Investors Tower
Pittsburgh, PA 15222

Entities affiliated with FMR LLC(5)	3,290,145	5.5%
245 Summer Street
Boston, MA 02210

Entities affiliated with JPMorgan Chase & Co.(6)	3,162,753	5.3%
270 Park Ave
New York, NY 10017

Entities and persons affiliated with Sutter Hill Ventures(7)	7,657,233	12.6%
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

Directors and Executive Officers

Jeffrey W. Bird, M.D., Ph.D.(8)	5,568,114	9.1%

Bruce C. Cozadd(9)	95,000	*

Nipun Davar, Ph.D.(10)	84,165	*

Joel A. Fernandes(11)	221,576	*

David R. Hoffmann(12)	92,500	*

Wilfred E. Jaeger, M.D.(13)	95,000	*

George G.C. Parker, Ph.D.(14)	78,572	*

David R. Parkinson, M.D.(15)	77,500	*

Tillman Pearce, M.D.(16)	161,457	*

Harold E. Selick, Ph.D.(17)	1,962,830	3.2%

Robert L. Simon(18)	111,457	*

All current directors and executive officers as a group (11 persons)(19)	8,548,171	13.6%

*	Less than 1%.
(1)	Unless otherwise indicated, the address of each of the named individuals is c/o Threshold Pharmaceuticals, Inc., 170 Harbor Way, Suite 300, South San Francisco, CA 94080.
(2)

Percentage ownership is based on shares of our common stock outstanding as of March 21, 2014. Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after March 21, 2014. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.
(3)	The information contained in the table and this footnote is based on a Schedule 13G filed with the SEC on January 30, 2014, by BlackRock, Inc. Blackrock, Inc. has the sole power to vote or to direct the voting of 3,773,062 of these shares.
(4)	The information contained in the table and this footnote is based on a Schedule 13G/A filed with the SEC on February 12, 2014. The shares listed in the table represent shares beneficially owned by registered investment companies and separate accounts advised by subsidiaries of Federated Investors, Inc. that have been delegated the power to direct investments and power to vote the shares by the registered investment companies’ board of trustees or directors and by the separate accounts’ principals. All of the voting securities of Federated Investors, Inc. are held in the Voting Shares Irrevocable Trust, or Federated Trust, the trustees of which are John F. Donahue, Rhodora J. Donahue, and J. Christopher Donahue, the Federated Trustees. The Federated Trust, the Federated Trustees and the advisor subsidiaries of Federated Investors, Inc. expressly disclaim that they are the beneficial owners of these shares. This aggregate number of shares also includes warrants to purchase 2,094,238 shares which are exercisable within 60 days after March 21, 2014.
(5)	The information contained in the table and this footnote is based on a Schedule 13G/A filed with the SEC on February 14, 2014. Fidelity Management & Research Company, or Fidelity, 245 Summer Street, Boston, Massachusetts 02210, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,198,410 shares of our outstanding common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 1,198,410 shares owned by the Funds.

Fidelity SelectCo, LLC, or SelectCo, 1225 17th Street, Suite 1100, Denver, Colorado 80202, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,021,935 shares of our outstanding common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, collectively referred to as the SelectCo Funds.

The number of shares of our common stock owned by the institutional account(s) at December 31, 2013 included 666,666 shares of common stock underlying a currently exercisable warrant.

Edward C. Johnson 3d and FMR LLC, through its control of SelectCo, and the SelectCo Funds each has sole power to dispose of the 2,021,935 owned by the SelectCo Funds. The number of shares of our common stock owned by the institutional account(s) at December 31, 2013 included 666,666 shares of common stock underlying a currently exercisable warrant.

Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B stockholders have entered into a voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

FIL Limited, or FIL, Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1)(ii), is the beneficial owner of 69,800 shares of our outstanding common stock.

Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock. While the percentage of total voting power represented by these shares may fluctuate as a result of changes in the total number of shares of FIL voting stock outstanding from time to time, it normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals.

FMR LLC and FIL are of the view that they are not acting as a “group” for purposes of Section 13(d) under the Exchange Act and that they are not otherwise required to attribute to each other the “beneficial ownership” of securities “beneficially owned” by the other corporation within the meaning of Rule 13d-3 promulgated under the 1934 Act. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). However, FMR LLC is making this filing on a voluntary basis as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis.

FIL has sole dispositive power over 69,800 shares owned by the International Funds. FIL has sole power to vote or direct the voting of 64,100 shares and no power to vote or direct the voting of 5,700 shares of common stock held by the International Funds as reported above.

(6)	The information contained in the table and this footnote is based on a Schedule 13G/A filed with the SEC on January 21, 2014, by JPMorgan Chase & Co. as beneficial owner on behalf of other persons known to have one or more of the following: (i) the right to receive dividends for such securities; (ii) the power to direct the receipt of dividends from such securities; (iii) the right to receive the proceeds from the sale of such securities; and (iv) the right to direct the receipt of proceeds from the sale of such securities. No such person is known to have an interest in more than 5% of our common stock. JPMorgan Chase & Co. has the sole power to vote or to direct the voting of 3,041,456 of these shares. JPMorgan Chase & Co. has the sole dispositive power over 3,157,653 of these shares.
(7)	The information contained in the table and this footnote is based on a Schedule 13G/A filed with the SEC on February 13, 2014 by Sutter Hill Ventures, A California Limited Partnership, which is referred to as Sutter Hill Ventures, and certain entities and persons affiliated with Sutter Hill Ventures. Based on the information provided by the reporting persons in the Schedule 13G/A, these shares consist of: (a) 5,194,010 shares (including warrants to purchase 669,005 shares which are exercisable within 60 days of March 21, 2014) held by Sutter Hill Ventures; (b) 3,960 shares held by Sutter Hill Entrepreneurs Fund (AI), L.P., which is referred to as SHAI; (c) 10,028 shares held by Sutter Hill Entrepreneurs Fund (QP), L.P., which is referred to as SHQP; (d) 269,197 shares (including 35,017 shares of common stock issuable upon exercise of warrants that are exercisable within 60 days after March 21, 2014) held in the Jeffrey W. and Christina R. Bird Trust of which Dr. Bird, who is a member of our board of directors, is a trustee, 919 shares held in a Roth IRA for the benefit of Dr. Bird and 90,000 shares subject to options granted to Dr. Bird which are exercisable within 60 days after March 21, 2014; and (e) 2,089,119 shares (including warrants to purchase 250,556 shares which are exercisable within 60 days of March 21, 2014) held by individuals other than Dr. Bird who are affiliated with Sutter Hill Ventures or entities affiliated with such individuals. Dr. Bird may be deemed to have shared voting and investment power with respect to the shares and warrants held by the Jeffrey W. and Christina R. Bird Trust. Dr. Bird, Sutter Hill Ventures, SHAI and SHQP do not have any voting or investment power with respect to the shares held by individuals affiliated with Sutter Hill Ventures and entities affiliated with such individuals referenced under part (e) of this note. Dr. Bird, David L. Anderson, G. Leonard Baker, Jr., William H. Younger, Jr., Tench Coxe, James C. Gaither, James N. White, David E. Sweet, Andrew T. Sheehan, Michael L. Speiser, Stefan A. Dyckerhoff and Samuel J. Pullara III, referred to collectively as the Sutter Hill Principals, may be deemed to have shared voting and investment power with respect to the shares held by Sutter Hill Ventures, SHAI and SHQP. As a result of the shared voting and dispositive powers referenced herein, the Sutter Hill Principals may each be deemed to beneficially own the shares held by Sutter Hill Ventures, SHAI and SHQP.
(8)	Dr. Bird’s beneficial ownership includes all shares referenced in footnote (7) other than the shares and warrants referenced under part (e) of footnote (7).
(9)	Consists of 95,000 shares subject to options granted to Mr. Cozadd which are exercisable within 60 days of March 21, 2014.
(10)	Consists of 84,165 shares subject to options granted to Dr. Davar, all of which are exercisable within 60 days of March 21, 2014.

(11)	Includes 194,162 shares subject to options granted to Mr. Fernandes and warrants to purchase 2,856 shares, all of which are exercisable within 60 days after March 21, 2014. Also includes 23,975 shares acquired by Mr. Fernandes under our 2004 Employee Stock Purchase Plan.
(12)	Consists of 92,500 shares subject to options granted to Mr. Hoffmann, all of which are exercisable within 60 days of March 21, 2014.
(13)	Consists of 40,000 shares subject to options granted to Dr. Jaeger, all of which are exercisable within 60 days of March 21, 2014 and 55,000 shares of common stock.
(14)	Consists of 72,500 shares subject to options granted to Dr. Parker, all of which are exercisable within 60 days of March 21, 2014, and 6,072 shares of common stock.
(15)	Consists of 77,500 shares subject to options granted to Dr. Parkinson, all of which are exercisable within 60 days of March 21, 2014.
(16)	Includes 161,457 shares subject to options granted to Dr. Pearce, all of which are exercisable within 60 days of March 21, 2014.
(17)	Includes 1,512,913 shares subject to options granted to Dr. Selick and warrants to purchase 39,989 shares, all of which are exercisable within 60 days after March 21, 2014. Also includes 30,653 shares acquired by Dr. Selick under our 2004 Employee Stock Purchase Plan.
(18)	Consists of 111,457 shares subject to options granted to Mr. Simon, all of which are exercisable within 60 days as of March 21, 2014.
(19)	Includes outstanding options to purchase 2,531,654 shares and warrants to purchase 746,867 shares, all of which are exercisable within 60 days after March 21, 2014. Also includes 54,628 shares acquired under our 2004 Employee Stock Purchase Plan by our executive officers as a group.

RELATED PARTY TRANSACTIONS

Procedures for Approval of Related Party Transactions

Pursuant to our Code of Ethics and the charter of our audit committee, our executive officers and directors must disclose transactions involving actual or apparent conflicts of interests, such as related party transactions, to the audit committee in writing and must obtain the audit committee’s approval prior to entering into any such transaction. In approving or rejecting any proposed transaction, the audit committee considers the relevant facts and circumstances available and deemed relevant, including but not limited to, the risks, costs, and benefits to us, the terms of the transactions, the availability of other sources for comparable services or products, and, if applicable, the impact on director independence.

Related Party Transactions and Business Relationships

Warrant Exercises

On August 29, 2008, we sold to certain investors, including certain of our executive officers, directors and persons known to us to beneficially own more than 5% of the outstanding shares of our common stock, an aggregate of 8,970,574 shares of our common stock at a purchase price equal to $2.04 per share for aggregate gross proceeds of $18.3 million. As part of the sale of common stock, we issued warrants to the investors exercisable for a total of 3,588,221 shares of our common stock that had an original exercise price of $2.34 per share, which per share exercise price was subsequently reduced to $1.86 per share pursuant to the terms of these warrants. As of August 29, 2013, all of such warrants had been fully exercised. Set forth in the table below is information regarding the exercise of these warrants by the following related parties, all of which exercises took place during 2013. The exercise of the warrants and the issuance of the shares upon exercise of the warrants did not require the audit committee’s approval since such exercises were effected pursuant to the terms of the warrants originally issued in 2008 in a board-approved transaction.

Name of Related Party	Shares Underlying Warrants (#)		Shares Acquired Upon Exercise of Warrants (#)
Harold E. Selick, Ph.D.	19,607	(1)	19,607
Jeffrey W. Bird, M.D., Ph.D.(3)	38,747	(2)	26,158
Sutter Hill Ventures and affiliated persons and entities(4)	1,110,444	(2)	749,618

(1)	This warrant was exercised for an aggregate cash exercise price of $36,469.
(2)	These warrants were exercised on a net, or cashless, basis, with the number of shares issuable following the settlement of the warrant exercise reduced to effect such net exercises.
(3)	The warrants were exercised by the Jeffrey W. and Christina R. Bird Trust of which Dr. Bird, a member of our board of directors, is a trustee.
(4)	Consists of Sutter Hill Ventures, the Sutter Hill Principals (with the exception of Dr. Bird, who is separately listed in the table above) and the entities affiliated with such Sutter Hill Principals. Of the amounts shown in the table above, 541,360 shares were issued upon the net exercise of a warrant to purchase 801,952 shares held by Sutter Hill Ventures. Dr. Bird may be deemed to have shared voting and investment power with respect to the shares held by Sutter Hill Ventures. See the discussion in “Security Ownership by Certain Beneficial Owners and Management” for a discussion regarding the beneficial ownership of the Sutter Hill Principals.

Indemnification Arrangements

Our Certificate of Incorporation and bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by Delaware law. Further, we have entered into separate indemnification agreements with each of our directors and executive officers. Such agreements require us, among other things, to indemnify our directors and officers, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, and the rules promulgated by the SEC, our directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership of our equity securities, and changes in that ownership, with the SEC. To our knowledge, based solely on our review of the copies of such reports received or written representations from such persons that no other reports were required, we believe that our directors, executive officers and beneficial owners of more than 10% of our equity securities complied with all applicable filing requirements during 2013.

CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

The following table sets forth, as of April 2, 2014, information about our executive officers.

Name	Age	Position(s)
Harold E. Selick, Ph.D.	59	Chief Executive Officer and Director
Joel A. Fernandes	44	Vice President, Finance and Controller
Tillman Pearce, M.D.	57	Chief Medical Officer
Robert L. Simon	79	Senior Vice President, Regulatory Affairs and Quality Assurance
Nipun Davar, Ph.D.	46	Vice President, Pharmaceutical Development and Manufacturing

Biographical information for Dr. Selick is included above under the heading “Nominees and Continuing Directors.”

Joel A. Fernandes joined us in April 2006 and has served as our Vice President, Finance and Controller since May 2011. Prior to May 2011, Mr. Fernandes served as our Senior Director, Finance and Controller. Mr. Fernandes served as Associate Director of Finance at Theravance, Inc. from January 2005 to March 2006, Senior Manager of Corporate Finance at KLA-Tencor from August 2002 to January 2005 and Assistant Controller of ALZA Corporation from 1999 to 2002. Mr. Fernandes has been a Certified Public Accountant since 1996 and has a Masters in Accountancy from Manchester College, Indiana.

Tillman Pearce, M.D. joined us in February 2012 as Chief Medical Officer. Dr. Pearce served as Chief Medical Officer of KaloBios Pharmaceuticals, Inc., from 2007 through 2011, where he where he oversaw the design and execution of clinical programs for three antibody therapeutics in the fields of infectious disease, inflammation (asthma and rheumatoid arthritis and hematologic malignancies, and since 2011 and prior to joining us, he had been an oncology consultant. Prior to KaloBios, Dr. Pearce was a Senior Director at PDL BioPharma, Inc. from 2002 to 2007 and a Medical Director in the Oncology Business Unit at Sanofi-Synthelabo from 1997 to 2002. He has also held research positions in oncology at Sandoz and Novartis. Dr. Pearce holds a B.A. in philosophy from Tulane University and an M.D. from the Medical College of Georgia.

Robert L. Simon joined us in April 2012 as Senior Vice President of Regulatory Affairs and Quality Assurance. Prior to April 2012, Mr. Simon served in various positions at OSI Pharmaceuticals (acquired by Astellas Pharmaceuticals), most recently as a Corporate Officer and Executive Vice President of Pharmaceutical Development, from January 2002 to July 2011, where he worked on the registration of Tarceva (erlothnib) in second and third line non-small cell lung cancer and pancreatic cancer. From July 2000 to December 2001,

Mr. Simon served as Vice President of Global Regulatory Affairs at Gilead Sciences. From January 1987 to July 2000, Mr. Simon held various positions at Bristol Myers-Squibb, most recently as Vice President of chemistry, manufacturing and controls, or CMC. From November 1981 to December 1986, Mr. Simon held positions in regulatory affairs and chemistry at Syntex Pharmaceuticals. Mr. Simon received his B.S. degree in chemistry from California State University at San Jose.

Nipun Davar, Ph.D. joined us in October 2011 as the Vice President of Pharmaceutical Development and Manufacturing. Prior to October 2011, Dr. Davar was the Vice President of Pharmaceutical Sciences at Transcept Pharmaceuticals from November 2006 to August 2011, where he led the Pharmaceutical Sciences group and pharmaceutical development of Intermezzo (low dose sublingual zolpidem) for the treatment of middle of the night insomnia. From March 1996 to October 2006, Dr. Davar held various leadership positions at ALZA the most recent being Senior Director and Research Fellow. At ALZA, he led multidisciplinary teams for the development of Jurnista® (OROS™ hydormorphone) and Invega® (OROS™ paliperidone). Dr. Davar received his Ph.D. in Pharmaceutical Sciences from the University of Maryland and MBA from the Wharton School at the University of Pennsylvania.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The following Compensation Discussion and Analysis describes the material elements of compensation for our principal executive officer, principal financial officer and each of our other executive officers, who are listed below and who are referred to in this proxy statement as our “Named Executive Officers.”

•	Harold E. Selick, Ph.D., our Chief Executive Officer;

•	Joel A. Fernandes, our Vice President, Finance and Controller;

•	Tillman Pearce, M.D., our Chief Medical Officer;

•	Robert L. Simon, our Senior Vice President of Regulatory Affairs and Quality Assurance; and

•	Nipun Davar, Ph.D., our Vice President of Pharmaceutical Development and Manufacturing.

Executive Summary

We are a biotechnology company using our expertise in the tumor microenvironment to discover and develop therapeutic agents that selectively target tumor cells for the treatment of patients living with cancer. We are focused on building a fully integrated biopharmaceutical company that discovers, develops, and commercializes drugs for cancer based on targeting the tumor microenvironment. We focus on prodrugs of known chemotherapeutic agents or related analogs that undergo relatively selective activation in the tumor microenvironment and potentially allow for an improved safety and efficacy profile for the drug.

We believe that by virtue of targeting tumor hypoxia—a common feature of solid tumors and some hematological malignancies—our lead investigational small molecule, TH-302, may have broad clinical applicability across many types of solid tumors and some blood cancers. In an effort to maximize the value of TH-302, we are conducting clinical trials in therapeutic areas where preclinical and clinical data are supportive of TH-302’s activity. We are focused on the successful execution of clinical and regulatory strategies to support potential submissions for regulatory approval of TH-302. TH-302 is currently being evaluated in two pivotal Phase 3 clinical trials and multiple earlier-stage clinical trials. We have a global license and co-development agreement for TH-302 with Merck KGaA, or Merck, with an option to co-commercialize in the United States.

The highlights of our company performance for the year ended December 31, 2013, or fiscal 2013, include:

•	Collaborating with Merck and our academic investigators leading to TH-302 currently being evaluated in 13 ongoing or pending clinical trials;

•	Up-sizing and successfully completing enrollment of the pivotal Phase 3 clinical trial investigating TH-302 in the soft tissue sarcoma therapeutic area, or the Phase 3 sarcoma trial; and

•	Earning all financial milestones from Merck for which we were eligible in 2013, totaling $42.5 million.

The compensation committee of our board of directors, or the Committee, believes that our executive compensation program is appropriately designed, reasonable and responsible in that it both encourages our Named Executive Officers to work for our long-term prosperity and reflects a pay-for-performance philosophy, without encouraging our employees to assume excessive risks.

The highlights of our Named Executive Officer compensation program for fiscal 2013 include:

•

The majority of our Named Executive Officer compensation is linked to performance and “at-risk” (consisting of annual performance-based cash bonuses and equity awards): 75% of compensation is “at-risk” for our Chief Executive Officer, and for our Named Executive Officers, an average 64% of compensation is “at-risk;”

•

We do not maintain employment agreements with our Named Executive Officers. Our Named Executive Officers are employed at-will and are expected to demonstrate high-quality performance in order to continue serving as members of our executive team;

•	We do not provide our Named Executive Officers with guaranteed annual salary increases or guaranteed bonuses;

•

Our annual performance-based bonuses encourage our Named Executive Officers to achieve our most important company metrics and to meet rigorous individual and personal goals. Our Chief Executive Officer’s performance bonus is based 100% on our company’s overall performance and achievement of our annual company objectives, which aligns our Chief Executive Officer’s interests with our stockholders’ interests;

•

Change of control benefits are limited to “double-trigger” payments (requiring termination other than for cause or resignation for good reason in connection with a change of control to trigger payments);

•	We do not provide any tax gross-up benefits for excise taxes associated with change of control compensation, or otherwise; and

•	We generally do not provide any executive fringe benefits or perquisites to our executives, such as car allowances, personal security, financial planning advice or club memberships.

Overview

We have adopted a performance-based compensation strategy that is intended to focus our Named Executive Officers on the achievement of near-term corporate goals as well as long-term strategic objectives. Our compensation programs for our Named Executive Officers are designed to achieve the following objectives:

•	attract, engage and retain exceptionally talented and highly experienced officers in the competitive and dynamic life sciences industry;

•	motivate and reward officers whose knowledge, skills and performance contribute to our success;

•

encourage and inspire our officers to achieve key corporate strategic objectives by linking incentive award opportunities to the achievement of individual and company-wide short- and long-term goals; and

•	align the interests of our officers and stockholders by motivating our officers to increase stockholder value and rewarding officers when stockholder value increases.

Role of the Committee and Executive Officers in Setting Executive Compensation

The Committee is responsible for evaluating and administering our compensation programs and practices to ensure that they properly incentivize our work force and appropriately drive corporate performance while remaining competitive with comparable life sciences companies competing in our labor market. The Committee reviews our compensation policies, plans and programs and the compensation paid to our Named Executive Officers, and recommends such compensation, for approval by our board of directors.

The board of directors is responsible for reviewing and setting our annual company goals and objectives, which it generally approves shortly prior to, or at the beginning of each fiscal year to which the goals and objectives relate. The goals are generally categorized into broader categories of company objectives for the year and form the basis for evaluating the performance-based component of Named Executive Officer compensation for the following year. The categories of company objectives selected by the board of directors are generally given explicit weighting as to relative importance and the Committee is generally given the discretion to determine the relative importance of each individual goal within the relevant category.

In the first quarter of the fiscal year, the Committee meets to review company performance against the goals that had been established for the fiscal year that just ended and to review and evaluate the compensation of each of our Named Executive Officers, as well as other matters brought before the Committee. At this meeting, after due consideration, the Committee:

•	recommends to the board of directors the base salaries for our Named Executive Officers for the current fiscal year;

•	recommends bonus payments for our Named Executive Officers for performance in the prior fiscal year and bonus opportunity and structure for our Named Executive Officers for the current fiscal year;

•	recommends approval of equity incentive award grants for each Named Executive Officer;

•	reviews and recommends cash and equity compensation for members of the board of directors; and

•	reviews overall salary, bonus and stock option guidelines for all of our employees.

In reviewing and evaluating the performance and compensation of our Named Executive Officers other than our Chief Executive Officer, the Committee receives a written report from our Chief Executive Officer evaluating each Named Executive Officer’s performance in the prior fiscal year and recommending base salary, performance-based compensation and equity award grants for those Named Executive Officers. Our Chief Executive Officer also provides a written assessment of company achievement of the company goals set for the prior fiscal year. None of our Named Executive Officers other than our Chief Executive Officer is present for the discussion or deliberation of their performance or compensation. Our Chief Executive Officer is not present for the discussion or deliberation of his performance or compensation. The Committee retains discretion to adjust the recommendations of our Chief Executive Officer based on its own independent determination of corporate and individual performance and other factors as described below.

The Committee is (and was at all times during 2013) composed entirely of independent directors, as defined in the NASDAQ listing standards, including under the rules in effect for us as of the 2014 annual meeting. Our Committee meets as often as it determines necessary to carry out its duties and responsibilities through regularly scheduled meetings and, if necessary, special meetings. Our Committee also has the authority to take certain actions by written consent of all members. The Committee met two times during 2013. As of the date of the filing of this proxy statement, in 2014, the Committee had met two times.

The Committee’s recommendations are presented to the full board of directors for review and approval, generally at the next regularly scheduled board of directors meeting. The board of directors retains discretion to modify the recommendations of the Committee before approval.

Role of our Compensation Consultant in the Compensation Process

To assist the Committee in determining compensation of our Named Executive Officers, the Committee generally engages an independent compensation consultant to provide a competitive assessment with respect to the company’s Named Executive Officers to assist the Committee in making annual compensation recommendations to the board of directors.

The Committee’s compensation consultant reports directly to the Committee, which maintains the authority to direct its work and engagement, and advises the Committee. The consultant interacts with management to gain access to company information that is required to perform services, to understand the culture and policies of the organization, and to solicit recommendations from the Chief Executive Officer on the performance of the members of the executive team. The Committee and the consultant meet, as needed, in executive session, with no members of management present, to address various compensation matters. Final recommendations from the compensation consultant are made directly to the Committee, who then conveys those to the board of directors for final approval.

The Committee retained Setren, Smallberg & Associates, or Setren, for assisting with compensation decisions for our Named Executive Officers for 2011, 2012 and 2013. Setren benchmarked officer compensation levels against peer companies and against available industry survey data. For 2013, Setren’s review included comparisons to the market data as described below that assisted the Committee in making compensation recommendations for our Named Executive Officers to the board of directors. For 2014 compensation decisions, the Committee has engaged Radford, an AON Hewitt company, or Radford, as its independent compensation consultant to provide a competitive assessment and assist in setting fiscal 2014 compensation for the Named Executive Officers.

The Committee has analyzed whether the work of Setren as a compensation consultant during 2013 raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services to our company by Setren; (ii) the amount of fees from our company paid to Setren as a percentage of the firm’s total revenue; (iii) Setren’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Setren or the individual compensation advisors employed by Setren with an executive officer of our company; (v) any business or personal relationship of the individual compensation advisors with any member of the Committee; and (vi) any stock of our company owned by Setren or the individual compensation advisors employed by Setren. The Committee has determined, based on its analysis of the above factors, that the work of Setren and the individual compensation advisors employed by Setren as compensation consultants to our company has not created any conflict of interest.

Radford did not provide compensation services to the Committee during 2013, other than general non-customized Radford survey data. Because Radford commenced providing compensation services to the Committee for 2014 that included recommending the amount and form of Named Executive Officer compensation, the Committee has also analyzed whether the work of Radford as a compensation consultant raised any conflict of interest, taking into consideration the same six factors listed above with respect to Setren, as applied to Radford. The Committee has determined, based on its analysis of the above factors, that the work of Radford and the individual compensation advisors employed by Radford as compensation consultants to our company has not created any conflict of interest.

Peer Group and Benchmarking

The Committee believes that the salary, annual target performance-based bonus levels and long-term equity incentive award values for each of our officers should be set in part by reference to the competitive practices of companies that are comparable to us and also the broader life sciences industry, based upon available market data. Primary emphasis is placed on the data from a comparable group of companies, with broader survey data serving as additional validation of the accuracy of this information, especially where comparator group data is unavailable for a particular individual. The Committee assesses the compensation practices of the companies in this group of data because it reflects the primary talent market for our officer positions, as well as cost of living factors that influence compensation levels in our life sciences market generally.

At the beginning of 2013, Setren provided compensation data to the Committee that consisted of survey data from the 2012 Radford Global Life Sciences Survey, which we refer to in this proxy statement as the “Survey Data” and information available from definitive proxy statements of a specific group of comparator companies, which we refer to in this proxy statement as the “Peer Data”. The Survey Data consisted of executive compensation data from approximately 384 U.S. companies in the biotechnology industry and was modestly aged to reflect cost of living in the San Francisco Bay Area. The Peer Data consisted of publicly available data from the following group of comparator companies: Affymax, Inc., ArQule, Inc., Array BioPharma Inc., Astex Pharmaceuticals, Inc., AVEO Pharmaceuticals Inc., Cytokinetics, Incorporated, Exelixis, Inc., Geron Corporation, Infinity Pharmaceuticals Inc., Progenics Pharmaceuticals, Inc., Spectrum Pharmaceuticals, Inc., Sunesis Pharmaceuticals, Inc., Telik, Inc., Vical Incorporated and XOMA Corporation. These comparator companies were selected based on their business (oncology focused biopharmaceutical companies) and market capitalization ranging from $200 million to $500 million. Where definitive proxy statements did not provide sufficient information with respect to an element of compensation for a particular officer, the Committee relied on Survey Data. Together the Survey Data and the Peer Data are referred to in this proxy statement as the “Market Data”. With the assistance from Setren, the Committee reviewed and considered the Market Data in recommending 2013 base salary, target annual performance-based bonus and stock option grants for our Named Executive Officers.

For 2013, the Committee reviewed base salary, target annual performance-based bonus and stock option grants of our Named Executive Officers compared to the Market Data primarily to ensure that our Named Executive Officer compensation program as a whole was competitive to attract and retain the highest caliber officers. The Committee’s general philosophy was to target each element of compensation at the 50th percentile of the Market Data for each Named Executive Officer’s position, taking into account the individual performance and qualifications of each Named Executive Officer. The Committee determined that this level of targeting was reasonable and appropriate to achieve the objectives of our compensation program and applied its professional experience and judgment when interpreting benchmarking data and making decisions. An individual Named Executive Officer may receive compensation above or below this targeted percentile based on experience, scope of position, performance, or other factors as determined by the Committee or the board of directors as appropriate.

In preparation for making executive compensation decisions for 2014, Radford reexamined our compensation philosophy and comparator group. Based on Radford’s recommendation, we approved the following comparator group of companies for 2014: Ambit Biosciences Corporation, Amicus Therapeutics, Inc., Anacor Pharmaceuticals, Inc., Chemocentryx, Inc., Cytokinetics, Incorporated, Durata Therapeutics, Inc., Dynavax Technologies Corporation, Five Prime Therapeutics, Inc., Geron Corporation, lmmunomedics, Inc., Infinity Pharmaceuticals, Inc., NewLink Genetics Corporation, Omeros Corporation, OncoGenex Pharmaceuticals, Inc., Progenies, Rigel Pharmaceuticals, Inc., Sangamo Biosciences, Inc., Sunesis Pharmaceuticals, Inc., Synta Pharmaceuticals Corp., XOMA Corporation, and ZIOPHARM Oncology, Inc.

Advisory Vote on Executive Compensation

At our 2013 annual stockholder meeting, our stockholders approved, on an advisory basis, the compensation of the 2012 named executive officers, as disclosed in the proxy statement for that meeting pursuant to the compensation disclosure rules of the SEC. The Committee considers the results of the advisory vote as it completes its annual review of each pay element and the compensation packages provided to our Named Executive Officers and other key employees. Given the significant level of stockholder support (with 98% of the votes cast voting in favor of our say-on-pay proposal), the Committee concluded that our compensation program continues to provide a competitive pay-for-performance package that effectively incentivizes our Named Executive Officers and other executives to maximize stockholder value and encourages retention of talented Named Executive Officers and other key employees. Accordingly, the Committee determined not to make any significant changes as a result of the vote. The Committee will continue to consider the outcome of our say-on-pay votes and our stockholder views when making future compensation decisions for our Named Executive Officers and our other key employees.

Elements of Compensation and 2013 Compensation Decisions

Our compensation programs are designed to attract and retain Named Executive Officers who have the skills and experience to further our corporate objectives, and to reward their performance when they succeed. Our Named Executive Officer compensation programs also impact all employees by helping to align performance around specific corporate goals. Elements of compensation of our Named Executive Officers primarily include:

•	base salary;

•	performance-based cash bonuses; and

•	equity incentive awards.

Perquisites are not a material component of compensation. Our Named Executive Officers are eligible to participate in the same benefit programs made available to other employees. Our Named Executive Officer compensation programs include both long- and short-term compensation, with a goal of aligning officer compensation with long-term success of the company. We do not have specific guidelines for allocating between cash and non-cash forms of compensation or between long- and short-term compensation. Instead, the Committee, in making recommendations to the board of directors, and the board, in approving Named Executive Officer compensation, uses its judgment to establish for each Named Executive Officer a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our compensation program and our company objectives. However, because we believe it is important to our success to aggressively pursue long-term corporate goals, to avoid excessive risk taking, and to preserve our cash resources, a significant portion of the Named Executive Officers’ total compensation is comprised of performance-based bonus opportunities and long-term equity awards, which align the officers’ incentives with the interests of our stockholders. Each element of Named Executive Officer compensation and our 2013 compensation decisions with respect to such each element is discussed below.

Base Salary. Base salary reflects the short-term, fixed element of compensation that provides financial stability and security to our Named Executive Officers. The Committee seeks to set base salaries that are competitive with those of peer companies and that will enable the company to attract and retain qualified personnel. None of our Named Executive Officers has a guaranteed base salary. Base salaries are typically reviewed and adjusted, if necessary, at the time of any promotions, and annually in connection with review of the Market Data described above. In general, the Committee aims for base salaries to be at approximately the 50th percentile of the Market Data. To ensure that our Named Executive Officers’ base salaries are competitive, the base salaries of individual Named Executive Officers may fall outside of the 50th percentile range, based on a particular individual’s experience, overall qualifications and current and expected future contribution to our company’s success. Although an individual’s compensation may fall outside the target percentile, the Committee keeps the target percentile in mind when evaluating the base salary of each executive officer and making recommendations to our board of directors.

For 2013, the Committee reviewed the base salaries of each of our Named Executive Officers compared to the Market Data and concluded that our Named Executive Officers’ base salaries generally fell below the 50th percentile of the relevant Market Data, except for Dr. Selick, whose base salary was at approximately the 70th percentile of the Market Data. For the reasons described below, the Committee recommended, and the board of directors approved, increases to the base salaries for each of our Named Executive Officers other than Dr. Selick.

The Committee concluded that Dr. Selick’s compensation was appropriate in light of the company’s significant achievements in the prior two years, including the establishment of the company’s license and development agreement with Merck and the continued development of TH-302, as well as Dr. Selick’s overall leadership and accomplishments in managing the company. Mr. Fernandes’ and Dr. Pearce’s 2013 base salaries were increased approximately 3.5% and 3.1%, respectively, to approximate the 50th percentile of the Market Data. Dr. Davar’s 2013 base salary was increased 3.8%, which was above the 50th percentile but below the 75th percentile of the Market Data. The Committee and the board of directors determined that this increase was appropriate given Dr. Davar’s exceptional performance in personal and company goals, particularly with respect to establishing robust drug manufacturing supply chains for the company. Lastly, Mr. Simon’s 2013 base salary was increased 52%, which included adjustment to account for Mr. Simon’s change to full-time status as of March 1, 2013, which fell above the 75th percentile of the Market Data. The Committee and the board of directors determined that this level of base salary was necessary and appropriate due to Mr. Simon’s experience and his enhanced responsibilities for quality, in addition to regulatory affairs (the comparable position in the Market Data was regulatory).

The following 2013 annual base salaries were approved on March 13, 2013, effective January 1, 2013: Dr. Selick—$575,000; Mr. Fernandes— $263,000, Dr. Pearce—$361,000, Mr. Simon—$320,000, and Dr. Davar—$274,000.

Performance-Based Cash Bonuses. Performance-based cash compensation is designed to reward our Named Executive Officers for the attainment of company objectives and align their compensation with our business objectives and performance and with the interests of our stockholders. We generally do not provide for guaranteed bonuses.

The annual performance-based bonus that a Named Executive Officer is eligible to receive is based on the target bonus established for each Named Executive Officer, which is a percentage of base salary, and the extent to which we achieve our company goals and, with respect to Named Executive Officers other than our Chief Executive Officer, the extent to which each such Named Executive Officer achieves the personal goals established for such officer. Because our Chief Executive Officer is responsible for the overall leadership of the Company, his performance-based bonus is based solely on company performance against company objectives.

For 2013, the Committee reviewed the target bonuses for each of our Named Executive Officers against the Market Data and determined that each of the targets were positioned at the 50th percentile of the Market Data and therefore would remain at the same target levels in place for 2012. Accordingly, Dr. Selick’s 2013 target bonus was 50% of base salary, each of Mr. Fernandes and Dr. Davar’s 2013 target bonus was 30% of base salary, and each of Dr. Pearce and Mr. Simon’s 2013 target bonus was 35% of base salary. Dr. Pearce and Mr. Simon’s target bonuses are slightly higher than Mr. Fernandes and Dr. Davar’s target bonuses to reflect their positions as Senior Vice President and Chief Medical Officer, respectively. The bonus to which each Named Executive Officer other than Dr. Selick was eligible to receive in 2013 was based 75% on achievement of company goals and 25% on achievement of personal goals. There were no maximum or minimum bonuses set. In early 2014, the Committee determined that each of the targets for 2014 bonuses would remain at the same target levels in place for 2013.

For 2013, the Committee recommended, and the board of directors approved, specific company goals in the four categories below, as well as three company stretch goals, under which our Named Executive Officers could earn up to an additional 50% of the company-goal component of their annual bonus. Each of our company goals, relative weightings and our achievement of such goals are summarized below. These goals were selected for their ability to contribute to the long-term value of the company. The four categories of goals were given the specific weightings below by the board of directors but, the Committee was given discretion to apply its judgment to the overall contribution of each goal within a category to the creation of value for the company.

Company Goals	Company Performance During 2013	Weighting Towards Corporate Goal Achievement	Percentage Achievement
Clinical Development: achieve full enrollment in our Phase 3 sarcoma trial; establish maximum tolerated doses, or MTDs, in ongoing TH-302 Phase 1 studies; close completed TH-302 studies and complete clinical reports and submit manuscripts; initiate TH-302 studies approved by the joint steering committee, or JSC, under our collaboration with Merck; convene strategic development advisory meetings	We achieved and actually exceeded full enrollment in our Phase 3 sarcoma trial; we established MTDs in some, but not all Phase 1 studies in part because the actual MTD in one of our trials was higher than originally anticipated; we closed three completed trials and made significant progress on study reports; we initiated and began enrollment of our Phase 2 clinical trial of TH-302 in patients with advanced melanoma and our Phase 1 study of TH-302 in advanced solid tumors; and we convened three strategic development advisory meetings	50%	45%

Pharmaceutical Development/CMC: manufacture registration batches of TH-302 drug substance and product; initiate stability studies in support of a potential TH-302 new drug application, or NDA, submission; and complete analytical validation and processing studies in support of the chemistry, manufacturing and controls, or CMC, requirements for a potential TH-302 NDA submission	We completed manufacturing the registration batches of TH-302; we initiated stability studies; and we completed our analytical validation studies with processing studies ongoing	20%	20%

Discovery Research: nominate a hospital-acquired pneumonia, or HAP, investigational new drug, or IND, candidate and initiate IND enabling studies; complete preclinical studies required for translational proof of concept of JSC approved indications and a potential TH-302 NDA submission	We did not nominate a HAP IND candidate or initiate enabling studies; we completed a series of preclinical studies in pancreatic cancer models in support of a pending TH-302clinical trial under the control of Merck, and we completed multiple studies involving TH-302 in support of a potential NDA submission for TH-302	15%	7.5%

Company Goals	Company Performance During 2013	Weighting Towards Corporate Goal Achievement	Percentage Achievement
Corporate Goals: maintain expenditures within 10% of budget; support of our collaboration with Merck; secure and maintain analyst coverage; ensure retention of key employees and hire appropriate headcount resources; submit manuscripts in support of our JSC publication plan, evaluate additional in-licensing opportunities that build on our expertise and complement our current pipeline	We met our budgetary goal; we supported our collaboration with Merck; we maintained analyst coverage; we retained key employees and hired those additional personnel who were required to meet our goals; we published and submitted several manuscripts in support of our JSC publication plan; and we evaluated, but did not consummate certain license opportunities.	15%	10%

Total Company Goal Achievement		100%	82.5%

Company Stretch Goals	Company Performance During 2013	Weighting towards Stretch Goal Achievement	Percentage Achievement
Stretch goal: if up-sized, then enroll at least 500 patients in the Phase 3 sarcoma trial	We met and exceeded this goal by enrolling more than 620 patients	12.5%	12.5%

Stretch goal: initiate a potential third registration study of TH-302 in another solid tumor type in collaboration with Merck	We did not meet this stretch goal	12.5%	0%

Stretch goal: submit an IND application for an internally discovery compound	We did not meet this stretch goal	25%	0%

Total Stretch Goal Achievement		50%	12.5%

The personal objectives were developed for each of our Named Executive Officers (other than Dr. Selick) by Dr. Selick and the Committee, and related to each of such officer’s primary area of responsibility and were communicated to each officer at the beginning of 2013.

In determining bonuses for 2013, the Committee reviewed our Chief Executive Officer’s recommendation for the weighting and overall assessment of company performance against the company goals previously approved by the Board and outlined above. Following consideration, the Committee concluded and our board of directors approved, that for 2013, we had achieved 82.5% attainment of our company goals plus 12.5% for our company stretch goals and, therefore, our Named Executive Officers should each receive 95% payout of their target bonus relating to company goal achievement.

The Committee next considered the recommendations of Dr. Selick regarding the individual achievement of each Named Executive Officer other than the Chief Executive Officer against such Named Executive Officer’s personal objectives. Following this discussion, the Committee determined that each of our Named Executive Officers had achieved their personal goals. Specifically, Mr. Fernandes met 100% of his individual goals by managing the 2013 expense to within 10% of budget and, satisfying our financial reporting and compliance obligations to stockholders, regulatory authorities, and to our partner Merck, Dr. Pearce met 100% of his individual goals by leading clinical development activities within our company that led to the successful enrollment of our Phase 3 sarcoma trial such that it was increased in size and yet was completed on schedule. Dr. Pearce also played a leadership role in defining and building consensus in support of our clinical development strategy both within our partnership with Merck as well as with external investigators and thought leaders, and he played a key role in helping to identify and perform diligence in support of evaluating license opportunities, Mr. Simon met 100% of his individual goals by leading and overseeing all activities relating to our interactions with the FDA, including the filing of IND applications for new clinical trials, seeking FDA support for amendments to existing IND applications and special protocol assessments, and taking the leadership role in the preparation of materials required in order to potentially submit an NDA to the FDA for TH-302 in the soft tissue sarcoma indication. Mr. Simon also assumed the leadership role in directing our quality function within our company and works closely with our Vice President of Manufacturing, Dr. Davar, in support of his reporting obligations to the regulatory authorities. Dr. Davar met 110% of his individual goals by ensuring an uninterrupted supply of TH-302 for all ongoing clinical trials, the successful manufacture of three lots each of active pharmaceutical ingredient and drug product at commercial scale, the completion of analytical validation and processing studies in support of the CMC requirements for a potential TH-302 NDA submission, and taking a leadership role in our partnership with Merck in virtually all aspects of defining and establishing the TH-302 supply chain.

In March 2014, the board of directors, upon recommendation of the Committee, approved the following performance-based bonuses to each of our Named Executive Officers: Dr. Selick—$273,125 (acted on and approved solely by the independent members of the Board), Mr. Fernandes—$75,941 Dr. Pearce—$121,612, Mr. Simon—$101,624, and Dr. Davar—$81,173.

Equity Incentive Awards. Our equity compensation program is intended to align our Named Executive Officers’ compensation with our long-term performance, thereby linking their compensation to the interests of our stockholders and to promote retention by requiring the officer to remain employed with us over the long-term in order to vest the equity awards. We have traditionally granted stock options under our 2004 Amended and Restated Equity Incentive Plan, or the 2004 Plan, although we may choose to grant other types of equity incentive awards in the future. We believe that stock options are an effective equity-based tool to motivate our officers to pursue our long-term strategic goals because options only have value if our stock price increases over time and only if the officer remains employed with us. Stock options are also the form of equity award used primarily by the companies with whom we compete for executive talent.

Our Named Executive Officers typically receive an initial option grant in connection with their commencement of employment, and also an annual grant thereafter, typically in the first half of the year upon approval of the board of directors, based on the Committee’s review of individual performance and the Market Data described above. We do not time the granting of equity awards with any favorable or unfavorable news, and the proximity of the grant of any equity awards to an earnings announcement or other market events is coincidental. Option grants have an exercise price equal to the fair market value on the date of grant. Annual grants generally vest monthly over a four-year period, subject to the Named Executive Officer’s continued employment with us. The value of these options that may be realized by our Named Executive Officers depends on the long term change in the value of our common stock and their continued service to the company. In determining the size of option grants to our Named Executive Officers in 2013, the Committee valued option grants using the Black-Scholes method and aimed to grant option awards with a value equal to approximately the 50th percentile of the Market Data, using both most-recent year and, where available, three-year average data, with individual awards being higher or lower than such market positioning when the Committee determined appropriate.

On March 13, 2013, the board of directors, based upon the recommendation of the Committee, granted an incentive stock option to each of the Named Executive Officers, as follows: Dr. Selick—360,000 shares, Mr. Fernandes—90,000 shares, Dr. Pearce—140,000 shares, Mr. Simon—125,000 shares, and Dr. Davar—80,000 shares. These grants generally represented the 50th percentile of the Radford Survey, except that the grant to Dr. Davar and the grant to Mr. Simon were higher than the 75th percentile for the same reasons stated above for both of Dr. Davar’s and Mr. Simon’s 2013 base salaries.

Each of the March 2013 option grants has a term of 10 years and a vesting commencement date of March 13, 2013. The shares of our common stock subject to each option will vest as to 1/48th of the shares on a monthly basis such that the options are 100% vested as of March 13, 2017, assuming the Named Executive Officer continues to remain an employee of the Company. The exercise price per share for each option is $5.09 per share, the closing sales price of our common stock on the NASDAQ Capital Market on the date of grant. To the extent that the aggregate fair market value (determined at the time of grant) of the shares of our common stock with respect to which an option plus all other incentive stock options any Named Executive Officer holds are exercisable for the first time by such individual during any calendar year exceeds $100,000, then the option(s) or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as nonstatutory stock options.

Other Compensation. All of our Named Executive Officers are eligible to participate in benefit plans and arrangements offered to employees generally, including health, dental, life, disability and 401(k) plans and are entitled to reimbursement from us for health insurance deductibles. We pay the premiums for group-term life and disability insurance for all of our employees, including the Named Executive Officers. In addition, we provide a 401(k) plan to our employees, including our Named Executive Officers, as discussed in the section below entitled “Description of Compensation Arrangements—401(k) Plan.”

Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, including the Named Executive Officers. The Committee in its discretion may recommend revisions, amendments or additions to any Named Executive Officer’s benefits as it deems advisable. We generally do not believe it is necessary for the attraction or retention of management talent to provide our Named Executive Officers with perquisites.

Tax and Accounting Considerations

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to our Chief Executive Officer and our three other most highly paid executive officers other than our Chief Financial Officer. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. While the Committee is mindful of the benefit to our performance of full deductibility of compensation, the Committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, the Committee has not adopted a policy that requires that all compensation be deductible and approval of compensation, including the grant of stock options or other “performance-based compensation” to our executive officers, by the Committee is not a guarantee of deductibility under the Internal Revenue Code. The Committee intends to continue to compensate our executive officers in a manner consistent with the best interests of the stockholders, after taking into consideration applicable business considerations or officer performance.

Also, the Committee takes into account whether components of our compensation program may be subject to the penalty tax associated with Section 409A of the Code, and aims to structure the elements of compensation to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

We account for equity compensation paid to our employees under Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718), which requires us to estimate and record an expense over the employee’s requisite service period for each award. Our cash compensation is recorded as an expense at the time the obligation is accrued.

Risk Assessment Concerning Compensation Practices and Policies

The Committee has discussed the concept of risk as it relates to our compensation programs and does not believe our compensation programs encourage excessive or inappropriate risk taking. The base salary portion of compensation is designed to provide a steady income regardless of our stock price performance, so that our Named Executive Officers do not feel pressured to focus exclusively on stock price performance to the detriment of other important aspects of our business. Our annual cash incentive awards are limited to a fixed maximum as part of our program and actual bonuses paid are approved by the board of directors after recommendation from the Committee based on their review of individual and corporate performance. In addition, a significant portion of our officers’ annual performance-based compensation is in the form of long-term equity incentives that the Committee does not believe encourages unnecessary or excessive risk because they generally vest over a three to four-year period of time, thereby focusing the officers on the Company’s long-term interests and are awarded at levels based on the recommendation of the Committee’s independent compensation consultant based on market data and practices of our pre-determined comparator companies. As a result, the Committee believes our compensation policies and practices strike a balance between providing secure compensation and appropriate long-term incentives, such that neither our officer nor our non-officer employees are encouraged to take unnecessary or excessive risks that may have material adverse effects on our Company.

Forward-Looking Statements

Except for statements of historical fact, the statements in this Compensation Discussion and Analysis are forward-looking statements, including all statements regarding anticipated development and clinical activities related to, and potential submissions for regulatory approval of, TH-302, as well as the potential therapeutic uses and benefits of TH-302. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “plan,” “anticipate,” “pending,” “believe,” “potential,” “intend” or “continue,” the negative of terms like these or other comparable terminology. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties include, but are not limited to: our ability and that of Merck to enroll or complete TH-302 clinical trials; our dependence on our collaborative relationship with Merck, including our dependence on decisions by Merck regarding the amount and timing of resource expenditures for the development of TH-302 and the risk of potential disagreements with Merck regarding the commencement of additional clinical trials or milestone payments; the difficulty and uncertainty of pharmaceutical product development, including the time and expense required to conduct TH-302 clinical trials and analyze data, and the uncertainty of clinical success and regulatory approval, which could result in our and/or Merck’s inability to submit or have filed any NDA or other marketing authorization applications for TH-302; the risk that later trials may not confirm the results of earlier trials; that risk that clinical data from company- and Merck-sponsored clinical trials may be insufficient to support any regulatory approval to market TH-302; issues arising in the regulatory process and the results of such clinical trials (including product safety issues and efficacy results); our and Merck’s dependence on single source suppliers, including the risk that these single source suppliers may be unable to meet clinical supply demands for TH-302 which could significantly delay the development of TH-302; and our need for and the availability of resources to develop TH-302 and to support our operations. Further information regarding these and other risks is included under the heading “Risk Factors” in our Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission on March 6, 2014. We undertake no duty to update any forward-looking statement made in this Compensation Discussion and Analysis.

Compensation Committee Report

The compensation committee has reviewed and discussed with management the Compensation Discussion & Analysis contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to our board or directors that the Compensation Discussion & Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Respectfully Submitted by:

The Compensation Committee

Wilfred E. Jaeger, M.D. (chair)

Bruce C. Cozadd

George G.C. Parker, Ph.D.

The compensation committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act (other than in our Annual Report on Form 10-K where it shall be deemed to be furnished), and shall not otherwise be deemed filed under these acts.

Summary of Compensation

The following table sets forth certain summary information for the year indicated with respect to the compensation earned by our Named Executive Officers.

SUMMARY COMPENSATION TABLE—FISCAL 2011, 2012 AND 2013

Name and Principal Position	Year	Salary(1)($)		Option Awards(2)($)		Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation($)		Total($)
Harold E. Selick, Ph.D.	2013	575,000		1,451,340		273,125	1,290	(5)	2,300,755
Chief Executive Officer	2012	575,000		1,917,565	(4)	287,500	1,290		2,781,355
	2011	500,000		492,560	(4)	250,000	1,290		1,243,850

Joel A. Fernandes	2013	263,000		362,835		75,941	264	(5)	702,040
Vice President, Finance & Controller	2012	254,189		354,012	(4)	76,257	239		684,697
(principal financial officer)	2011	231,020		98,512	(4)	69,306	217		399,055

Tillman Pearce, M.D.	2013	361,000		564,410		121,612	1,344	(5)	1,048,366
Chief Medical Officer	2012	306,250	(6)	705,300	(4)	104,508	1,129		1,117,187

Robert L. Simon(7)	2013	301,667	(8)	503,938		101,624	3,626	(5)	910,855
Senior Vice President, Regulatory
Affairs and Quality Assurance

Nipun Davar, Ph.D.(7)	2013	274,000		322,520		81,713	415	(5)	678,648
Vice President, Pharmaceutical
Development and Manufacturing

(1)	Includes amounts deferred pursuant to our 401(k) plan.
(2)	The dollar amounts in this column reflect the aggregate grant date fair value of all stock option awards granted during the indicated fiscal year. These amounts have been calculated in accordance with ASC 718, using the Black-Scholes option-pricing formula and excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 9 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K, filed the SEC on March 6, 2014, or the 2013 10-K. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the Named Executive Officers.
(3)	The dollar amounts in this column represent the cash bonus earned for meeting pre-established performance objectives for the indicated fiscal year. For more information on our non-equity incentive plan compensation, see “Compensation Discussion and Analysis—Elements of Compensation and 2013 Compensation Decisions—Performance-Based Cash Bonuses” above. With respect to the amounts reported under this column for 2012 and 2011, we previously included these non-equity incentive plan payments in a column captioned “Bonus” in the summary compensation tables in our prior proxy statements but have included such payments under the “Non-Equity Incentive Plan Compensation” column in this proxy statement to more accurately reflect the treatment of such compensation for reporting purposes under applicable SEC rules and guidance.
(4)

In prior proxy statements, the amounts reported under the “Option Awards” column for 2012 and 2011 reflected the dollar amount recognized for financial statement reporting purposes for all options granted in and prior to the indicated fiscal year for each of the Named Executive Officers instead of the full grant date fair value of only the options granted in the indicated fiscal year. Accordingly, the dollar amounts set forth in this column for 2012 and 2011 have been recalculated based on the full grant date fair value of only the stock option awards granted to the Named Executive Officers in the indicated fiscal year, in accordance with SEC rules.
(5)	Represents group term life insurance premiums paid by us on behalf of the named individual.
(6)	Dr. Pearce was hired on February 16, 2012 and, therefore, the salary amount for 2012 reflects salary earned for the period beginning February 16, 2012 and ending December 31, 2012.
(7)	Because neither Mr. Simon nor Dr. Davar was a Named Executive Officer in 2012 or 2011, SEC rules do not require their compensation for those years to be reported.
(8)	The salary amount for 2013 reflects salary earned for 2013, which includes Mr. Simon’s part-time services provided to us from January 1, 2013 until February 28, 2013.

Grants of Plan-Based Awards in 2013

The following table shows for fiscal year 2013, certain information regarding grants of plan-based awards to our Named Executive Officers:

GRANTS OF PLAN-BASED AWARDS TABLE—FISCAL 2013

Name	Grant Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards($)(1)	All Other Option Awards: Number of Securities Underlying Options(#)(2)	Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Fair Value of Stock and Option Awards($)(4)
Harold E. Selick, Ph.D.	—	287,500	—	—	—
	3/13/2013	—	360,000	5.09	1,451,340

Joel A. Fernandes	—	78,900	—	—	—
	3/13/2013	—	90,000	5.09	362,835

Tillman Pearce, M.D.	—	126,350	—	—	—
	3/13/2013	—	140,000	5.09	564,410

Robert L. Simon	—	105,583	—	—	—
	3/13/2013	—	125,000	5.09	503,938

Nipun Davar, Ph.D.	—	82,200	—	—	—
	3/13/2013	—	80,000	5.09	322,520

(1)	This column sets forth the target amounts of each Named Executive Officer’s potential annual cash bonus award for the year ended December 31, 2013. The target amount represents the payment level of the bonus if each Named Executive Officer had achieved 100% of the specific company and personal goals on which the bonus is based, which represents 50% of Dr. Selick’s base salary for 2013, 30% of Mr. Fernandes’ base salary for 2013, 35% of Dr. Pearce’s base salary for 2013, 35% of Mr. Simon’s base salary earned for 2013, and 30% of Dr. Davar’s base salary for 2013. There are no thresholds or maximum bonus amounts for the Named Executive Officer under the performance-based bonus program for 2013. The dollar value of the actual cash bonus award earned for the year ended December 31, 2013 for each Named Executive Officer is set forth in the Summary Compensation Table above. As such, the amounts set forth in this column do not represent additional compensation earned by the Named Executive Officers for the year ended December 31, 2013. For more information on our non-equity incentive plan compensation, see “Compensation Discussion and Analysis—Elements of Compensation and 2013 Compensation Decisions—Performance-Based Cash Bonuses” above.

(2)	All options were granted under our 2004 Plan. Each option listed in the table above has a term of ten years and vests one-forty-eighth (1/48) of the total shares monthly following the date of grant such that all shares are 100% vested as of four years after the date of grant.
(3)	The exercise price per share of such option grant was the closing price of our common stock on the NASDAQ Capital Market on the date of grant.
(4)	The dollar amounts in this column represent the grant date fair value of each grant of stock options to the Named Executive Officers in 2013. These amounts have been calculated in accordance with ASC 718. The grant date fair value of each stock option is calculated using the Black-Scholes option-pricing formula and excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 9 of the notes to our audited consolidated financial statements included in the 2013 10-K. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the Named Executive Officers.

Description of Compensation Arrangements

Executive Employment Agreements. We do not have employment agreements currently in effect with any of our Named Executive Officers. Like other employees, our Named Executive Officers are eligible for annual salary increases, cash bonus awards and discretionary stock option awards. From time to time, we have provided an offer letter in connection with a Named Executive Officer’s commencement of employment which describes such officer’s initial terms of employment. However, each of Named Executive Officer’s employment is at-will and not governed by the terms of their respective offer letters.

Change of Control Severance Agreements. Certain of our Named Executive Officers have entered into a change of control severance agreement with us, which are described below under the heading, “Potential Payments upon Termination or Change of Control.”

Annual Performance Cash Bonus Awards. Each year, our Named Executive Officers are eligible to receive a performance-based cash bonus for achievement of pre-determined company and personal goals. For more information regarding our annual performance-based cash bonus awards for 2013, please see “Compensation Discussion and Analysis—Elements of Compensation and 2013 Compensation Decisions—Performance-Based Cash Bonuses” above.

Discretionary Stock Option Awards. In addition to salary and short-term incentive compensation in the form of performance-based cash bonus awards, we provide our Named Executive Officers with long-term equity incentives, in the form of stock options. Stock options in 2013 were granted under our 2004 Plan, have a term of ten years and vest one-forty-eighth (1/48) of the total shares monthly following the date of grant such that all shares are 100% vested as of four years after the date of grant, subject to vesting acceleration as described below under the heading, “Potential Payments upon Termination or Change of Control.” All stock options granted in 2013 were granted with an exercise price equal to 100% of the fair market value of our common stock on the date of grant. For more information on our long-term equity incentives, please see “Compensation Discussion and Analysis—Elements of Compensation and 2013 Compensation Decisions—Equity Incentive Awards” above.

2004 Equity Incentive Plan. The 2004 Plan provides for the grant of stock options, stock appreciation rights, stock awards and cash awards to our employees, directors and consultants, including stock options to our non-employee directors under the automatic grant provisions of the 2004 Plan (the “automatic director options”). As of March 31, 2014, a total of 9,172,804 shares of our common stock were reserved for issuance under the 2004 Plan. The 2004 Plan is administered by the board of directors or the compensation committee or a delegated officer in certain instances (the administrator, as applicable). The 2004 Plan will expire pursuant to its terms on April 7, 2014. No further awards may be granted under the 2004 Plan on or after that date.

Options granted under the 2004 Plan may be either “incentive stock options,” as defined under Section 422 of the Internal Revenue Code, or nonstatutory stock options, provided that incentive stock options may be granted only to our employees. The exercise price of incentive stock options may not be less than 100% of the fair market value of our common stock on the date of grant or 110% of such fair market value if granted to a holder of 10% or more of our common stock, or a 10% stockholder. The exercise price of nonstatutory stock options is generally set at not less than 100% of the fair market value of our common stock on the date of grant.

The administrator determines the vesting schedule applicable to options, provided that automatic director options vest in accordance with certain schedules set forth in the 2004 Plan. The term of options may not be more than ten years from the date of grant, except that the term of any incentive stock option granted to a 10% stockholder may not be more than five years from the date of grant. Generally, if an awardee’s service to us terminates, the awardee’s vested options will remain exercisable for a period of 90 days following such termination (or three months in the case of automatic director options), except that (i) if such termination is due to death or disability, the awardee’s vested options will remain exercisable for one year following such death or disability and (ii) if such termination is for cause (except in the case of automatic director options), the awardee’s options may not be exercised following such termination. In no event may an option be exercised after the expiration of its term.

Payment of the exercise price of options may be made by cash, check, wire transfer, other shares of our common stock, broker-assisted same day sales or cancellation of any debt owed by us or any of our affiliates to the awardee, or in certain instances a delivery of shares of our common stock for any net appreciation.

Unless otherwise determined by the administrator, awards granted under the 2004 Plan are not transferable other than by will, a domestic relations order, or the laws of descent and distribution and may be exercised during the awardee’s lifetime only by the awardee. However, automatic director options may be assigned to the director’s family members, a trust established for such family members, an entity in which the director is majority owner or to the director’s former spouse, to the extent such assignment is in connection with the director’s estate or financial plan or pursuant to a domestic relations order.

With respect to outstanding awards other than automatic director options, in the event of a fundamental transaction (as defined in the 2004 Plan and described below), such awards may be assumed, converted or replaced by the successor corporation, or the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to our stockholders. In the event the successor corporation does not assume or substitute such awards, the vesting of such awards will fully and immediately accelerate or our repurchase rights will fully and immediately terminate, as applicable, in connection with the closing of the fundamental transaction. The compensation committee may also provide that the vesting of any such awards will accelerate or lapse, as applicable, upon a fundamental transaction, and in such case, any such awards that are options will become fully exercisable prior to the fundamental transaction and if such options are not exercised prior to the fundamental transaction, they will terminate. Subject to any greater rights granted to participants under the 2004 Plan, in the event of any fundamental transaction, any such awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

With respect to outstanding awards other than automatic director options, in the event of a change of control, the board of directors may take any of the actions described above with respect to fundamental transactions and may also extend the date for the exercise of such awards (but not beyond the expiration of the original term).

With respect to outstanding awards other than automatic director options, in the event a participant’s service is terminated by us without cause (other than due to death or disability) or by the participant for good reason within 18 months following a fundamental transaction or change of control, any such awards assumed or substituted in the fundamental transaction or change of control which are subject to vesting conditions and/or a right of repurchase in favor of us or a successor entity will accelerate for 12 months of vesting and such awards will be exercisable for three months following such termination.

With respect to outstanding automatic director options, in the event of a fundamental transaction or change of control while the individual remains a non-employee director, all such options held by the non-employee director will automatically become fully vested and exercisable immediately prior to the fundamental transaction or change of control. In the case of a fundamental transaction, such options will terminate immediately following the fundamental transaction, except to the extent assumed by the successor corporation. In the case of a change of control, such options will remain exercisable until the expiration or sooner termination of the option term in connection with the change of control.

For purposes of the 2004 Plan, a “fundamental transaction” generally means (i) a merger or consolidation in which we are not the surviving corporation, (ii) a merger in which we are the surviving corporation but after which our stockholders immediately prior to such merger cease to own their shares or other equity interest in us, (iii) the sale of all or substantially all of our assets, or (iv) the acquisition, sale, or transfer of more than 50% of our outstanding shares by tender offer or similar transaction. For purposes of the 2004 Plan, the board of directors may specify which transactions or events will constitute a change of control.

The 2004 Plan will terminate on April 7, 2014. No awards may be granted under the 2004 Plan on or after such date.

Employee Stock Purchase Plan. Additional long-term equity incentives are provided through our 2004 Employee Stock Purchase Plan, or ESPP. The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under the ESPP, all of our employees (who are not 5% owners of our common stock), including the Named Executive Officers, are eligible participants. The ESPP permits participants to purchase our common stock through payroll deductions of between 1% and 15% of the participant’s compensation, up to a maximum of 3,000 shares per purchase period. The ESPP contains consecutive, overlapping 24 month offering periods. Each offering period includes four six-month purchase periods. The price of the common stock purchased will be the lower of 85% of the fair market value of the common stock at the beginning of an offering period or at the end of the purchase period.

401(k) Plan. We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our Named Executive Officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(a) of the Code. The 401(k) plan provides that each participant may contribute up to the statutory limit, which is $17,500 for calendar year 2013 and 2014. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2013 and 2014 may be up to an additional $5,500 above the statutory limit. We currently do not make matching contributions into the 401(k) plan on behalf of participants. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.

Additional Benefits. The Named Executive Officers are eligible to participate in our other benefit plans generally available to all employees, as described in “Compensation Discussion and Analysis—Elements of Compensation and 2013 Compensation Decisions—Other Compensation.”

Pension Benefits. Other than with respect to our 401(k) plan, our Named Executive Officers do not participate in any plan that provides for retirement payments and benefits, or payments and benefits that will be provided primarily following retirement.

Nonqualified Deferred Compensation. During the year ended December 31, 2013, our Named Executive Officers did not contribute to, or earn any amounts with respect to, any defined contribution or other plan sponsored by us that provides for the deferral of compensation on a basis that is not tax-qualified.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers at the end of fiscal year 2013.

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END TABLE

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price(2) ($)	Option Expiration Date
Harold E. Selick, Ph.D.	3/13/2013	67,500		292,500		5.09	3/12/2023
	4/06/2012	135,416		189,584		7.22	4/05/2022
	6/07/2011	250,000		150,000		1.64	6/06/2021
	5/25/2010	703,229		81,771		1.44	5/24/2020
	1/09/2009	70,000		—		0.79	1/08/2019
	2/27/2008	41,666		—		1.30	2/26/2018
	3/20/2007	41,666		—		1.30	3/19/2017
	3/14/2006	25,000		—		1.30	3/13/2016

Joel A. Fernandes	3/13/2013	16,875		73,125		5.09	3/12/2023
	4/06/2012	25,000		35,000		7.22	4/05/2022
	6/07/2011	50,000		30,000		1.64	6/06/2021
	5/25/2010	35,833		4,167		1.44	5/24/2020
	1/9/2009	10,000		—		0.79	1/08/2019
	2/27/2008	16,666		—		1.30	2/26/2018
	11/02/2007	3,333		—		1.30	11/01/2017
	1/24/2007	3,333		—		1.30	1/23/2017
	4/03/2006	5,832		—		1.30	4/02/2016

Tillman Pearce, M.D.	3/13/2013	26,250		113,750		5.09	3/12/2023
	2/16/2012	94,583	(3)	135,417	(3)	3.46	2/15/2022

Robert L. Simon	3/13/2013	23,437		101,563		5.09	3/12/2023
	4/23/2012	62,500		87,500	(3)	6.85	4/22/2022

Nipun Davar, Ph.D.	3/13/2013	15,000		65,000		5.09	3/12/2023
	4/06/2012	16,666		23,334		7.22	4/05/2022
	10/24/2011	30,000		55,000	(3)	1.56	10/23/2021

(1)	All options were granted under and subject to the terms of our 2004 Plan. Each option has a term of ten years and except as otherwise indicated, vests one-forty-eighth (1/48) of the total shares monthly following the date of grant such that all shares are 100% vested as of four years after the date of grant.
(2)	The exercise price per share of each option grant is the closing price of our common stock on the NASDAQ Capital Market on the date of grant.
(3)	This grant is a new hire option and vests one-fourth (1/4) of the total shares on the one-year anniversary of the date of grant, and one-thirty-sixth (1/36) monthly following the one-year anniversary such that all shares are 100% vested as of four years after the date of grant.

Option Exercises in 2013

The following table shows certain information regarding option exercises for fiscal year 2013 with respect to our Named Executive Officers:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Harold E. Selick, Ph.D.	—	—
Joel A. Fernandes	—	—
Tillman Pearce, M.D	20,000	39,600
Nipun Davar, Ph.D.	5,000	20,050
Robert L. Simon	—	—

(1)	The value realized on exercise is based on the difference between the closing price of our common stock as reported on the NASDAQ Capital Market on the date of exercise and the applicable exercise price of those options, and does not represent actual amounts received by the Named Executive Officers as a result of the option exercises.

Potential Payments upon Termination or Change of Control

Change of Control Severance Agreements

We have entered into change of control severance agreements with Dr. Selick, Dr. Pearce and Mr. Simon that provide for certain benefits upon the Named Executive Officer’s involuntary termination, including in connection with a change of control transaction.

In December 2004, we entered into a change of control severance agreement with Dr. Selick, which was amended and restated in November 2008 and further amended and restated on April 9, 2012. This agreement provides that if Dr. Selick’s employment is involuntarily terminated (which generally means his resignation following a material reduction in his duties, position or responsibilities, a material reduction in base salary, a relocation of work location, any termination other than for cause or for which there lacks valid grounds or failure by any successor to the company to assume the terms of his change of control severance agreement), then he will be entitled to a lump sum cash severance payment equivalent to 12 months base salary as in effect as of the date of termination. If Dr. Selick is involuntarily terminated within 18 months following a change of control of the Company, then he will be entitled to the following severance benefits: a lump sum payment equivalent to 12 months base salary and any applicable allowances in effect as of the date of termination or, if greater, as in effect in the year in which the change of control occurs; payment of the full amount of Dr. Selick’s target bonus for the calendar year of termination plus a pro rata portion (based on the number of full weeks during such year) of the amount of such bonus or, if no target bonus has been established, an amount equal to Dr. Selick’s bonus in the prior year plus a pro rata portion (based on the number of full weeks during such year) of the amount of such bonus; immediate acceleration and vesting of all stock options or other awards granted prior to the change of control; the termination of our right to repurchase shares of restricted stock purchased prior to the change of control; extension of the exercise period for stock options granted prior to the change of control to two years following the date of termination; and up to 12 months of health benefits. All of the benefits provided above are expressly contingent on Dr. Selick’s delivery to us of a satisfactory release of claims.

We entered into a change of control severance agreement with Dr. Pearce and Mr. Simon on April 9, 2012 and December 2, 2013, respectively, on substantially the same terms as Dr. Selick’s change of control severance agreement.

The value of benefits to which Dr. Selick, Dr. Pearce and Mr. Simon would be entitled to under each of their change of control severance agreements, assuming any termination was effective as of December 31, 2013, is set forth in the Potential Payments Upon Termination or Change of Control table below under the columns entitled “Involuntary Termination”.

Other Termination Benefits

Other than as set forth in a Named Executive Officer’s change of control severance agreement with us, if applicable, and except as otherwise provided by applicable law, our Named Executive Officers are generally not entitled to any additional benefits upon a termination or change of control of our company. However, under the 2004 Plan, in the event of a fundamental transaction (as defined in the 2004 Plan), if the successor corporation does not assume, convert or replace or substitute equivalent awards for outstanding equity awards granted pursuant to the 2004 Plan, then the vesting of such equity awards shall be accelerated in full and will terminate in connection with the closing of the transaction. In addition, if awards are assumed, converted, replaced or substituted for equivalent awards or outstanding equity awards following a fundamental transaction or change of control, and the holder of an award is terminated without cause (other than due to death or disability) or resigns for good reason within 18 months following the transaction, any outstanding awards will accelerate for 12 months of vesting and be exercisable for three months following such termination. The value of benefits to which our Named Executive Officers would be entitled to under the 2004 Plan, assuming an event or termination was effective as of December 31, 2013, is set forth in the Potential Payments Upon Termination or Change of Control table below under the columns entitled “Change of Control (if awards do not continue)” and “Involuntary Termination Within 18 months after a Change of Control.”

Potential Payments Upon Termination or Change of Control

The following table reflects the potential payments and benefits to which the Named Executive Officers would be entitled assuming that each termination or change of control event was effective as of December 31, 2013.

	Involuntary Termination
Name and Principal Position	Before a Change of Control ($)	Within 18 months after a Change of Control ($)(1)	Change of Control (if awards do not continue) ($)(2)
Harold E. Selick, Ph.D.
Chief Executive Officer
Base salary severance	575,000	575,000	—
Lump sum bonus award payment	—	575,000	—
Health benefit continuation	—	34,161	—
Stock option acceleration(3)	—	718,620	718,620

Total	575,000	1,902,781	718,620

Joel A. Fernandes
Vice President, Finance & Controller
Base salary severance	—	—	—
Lump sum bonus award payment	—	—	—
Health benefit continuation	—	—	—
Stock option acceleration(3)	—	74,059	104,359

Total	—	74,059	104,359

Tillman Pearce, M.D.
Chief Medical Officer
Base salary severance	361,000	361,000	—
Lump sum bonus award payment	—	252,700	—
Health benefit continuation	—	10,694	—
Stock option acceleration(3)	—	163,855	163,855

Total	361,000	788,249	163,855

	Involuntary Termination
Name and Principal Position	Before a Change of Control ($)	Within 18 months after a Change of Control ($)(1)	Change of Control (if awards do not continue) ($)(2)

Robert L. Simon
Senior Vice President, Regulatory Affairs and Quality Assurance
Base salary severance	320,000	320,000	—
Lump sum bonus award payment	—	211,166	—
Health benefit continuation	—	20,896	—
Stock option acceleration(3)	—	—	—

Total	320,000	552,062	—

Nipun Davar, Ph.D.
Vice President, Pharmaceutical Development and Manufacturing
Base salary severance	—	—	—
Lump sum bonus award payment	—	—	—
Health benefit continuation	—	—	—
Stock option acceleration(3)	—	93,300	171,050

Total	—	93,300	171,050

(1)	For Dr. Selick, Dr. Pearce and Mr. Simon, this column represents cash payments, health benefits and full vesting acceleration under the terms of each of their change of control severance agreements, upon an involuntary termination within 18 months following a change of control. In addition, under the 2004 Plan, all Named Executive Officers receive 12 months of vesting acceleration upon a termination without cause or resignation for good reason, if such termination or resignation occurs within 18 months of a fundamental transaction or change of control in which their options were assumed, continued or substituted. Therefore, for Mr. Fernandes and Dr. Davar, amounts shown in this column represents 12 months of vesting acceleration under the 2004 Plan.
(2)	This column represents the value of vesting acceleration under the 2004 Plan if the successor corporation does not assume or substitute equity awards. The 2004 Plan provides that in such circumstance, the vesting of all such stock awards not assumed or substituted for will fully and immediately accelerate or our repurchase rights will fully and immediately terminate, as applicable, in connection with the closing of the fundamental transaction.
(3)	The value of stock award vesting acceleration is based on the closing stock price of $4.67 per share for our common stock as reported on the NASDAQ Capital Market on December 31, 2013 with respect to unvested in-the-money unvested stock option shares, minus the exercise price of the unvested option shares.

DIRECTOR COMPENSATION

We generally provide our non-employee directors with cash and equity compensation for their service on our board of directors. The board of directors is responsible for considering and approving the compensation paid to our non-employee directors, upon recommendation from the compensation committee. The compensation committee reviews the compensation paid to our non-employee directors with input and market data provided by the compensation committee’s outside compensation consultant. In early 2013, Setren reviewed our non-employee director compensation program and conducted a survey of director compensation at our comparator group of companies for 2013, as described in “Compensation Discussion and Analysis—Peer Group and Benchmarking” above. Based on the Setren analysis, to better reflect the average compensation received by members of the boards of directors of our comparator companies, the compensation committee recommended and the Board approved an increase in the annual retainer for members of our audit committee and for the chairman of the audit committee by $1,000 and $2,750 respectively.

Cash Compensation. Under our 2013 compensation program for non-employee directors, each non-employee director received an annual cash retainer of $30,000. In addition, each chairman of our audit committee, compensation committee and the nominating and governance committee received an additional annual cash retainer of $18,750, $14,000 and $14,000, respectively, and each other member of audit committee, compensation committee and the nominating and governance committee received an additional cash retainer of $11,000. All of our directors are entitled to reimbursement for all reasonable out-of-pocket expenses incurred in connection with attendance at board and committee meetings.

Equity Compensation. We provide for automatic option grants to our non-employee directors under our 2004 Plan. Upon first joining our board of directors, a non-employee director is awarded an initial grant of an option to purchase 25,000 shares of our common stock that vests monthly over a three-year period. Upon each annual stockholder meeting, each non-employee director serving on our board of directors on such date is awarded an annual grant of an option to purchase 20,000 shares of our common stock that vests monthly over one year. The options are granted under and subject to the terms of our 2004 Plan, the terms of which are described in more detail above under “Compensation Discussion and Analysis—Description of Compensation Arrangements—2004 Equity Incentive Plan.”

For 2013, each of our members of the board of directors were granted 2013 annual option awards under our 2004 Plan on May 17, 2013, the date of our annual stockholder meeting, at an exercise price per share of $5.57, the closing sales price of our common stock on the NASDAQ Capital Market on the date of grant.

Director Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to each person who served as a director during 2013. Dr. Selick, our Chief Executive Officer, is not listed in the following table because he is our employee and his compensation is described under “Executive Compensation” above.

DIRECTOR COMPENSATION FOR FISCAL 2013

Name	Fees Earned or Paid in Cash($)	Option Awards($)(1)(2)	All Other Compensation($)		Total($)
Jeffrey W. Bird, M.D., Ph.D.	52,000	85,066	—		137,066
Bruce C. Cozadd	41,000	85,066	—		126,066
David R. Parkinson, M.D.	41,000	85,066	2,800	(3)	128,866
David R. Hoffmann	62,750	85,066	—		147,816
Wilfred E. Jaeger, M.D.	55,000	85,066	—		140,066
George G.C. Parker, Ph.D.	41,000	85,066	—		126,066

(1)	The dollar amounts in this column represent the aggregate grant date fair value of each stock option award granted to the directors listed in the table above in 2013. These amounts have been calculated in accordance with ASC 718, using the Black-Scholes option-pricing formula and excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 9 of the notes to our audited consolidated financial statements included in the 2013 10-K. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by our directors.
(2)	The aggregate number of shares subject to outstanding stock options held by each director listed in the table above as of December 31, 2013 was as follows: 90,000 shares for Dr. Bird; 95,000 shares for Mr. Cozadd; 77,500 shares for Dr. Parkinson; 92,500 shares for Mr. Hoffman; 40,000 shares for Dr. Jaeger; and 72,500 shares for Dr. Parker.
(3)	Consists of consulting fees earned under an advisory board agreement with us.

In connection with their approval of the 2014 Plan on March 20, 2014, the board of directors approved a director compensation policy that sets forth the terms of the cash and equity compensation that will be paid to our non-employee directors beginning in 2014, provided that the 2014 Plan is approved by our stockholders at the 2014 annual meeting. The director compensation policy was approved after the compensation committee received input and market data from Radford, its independent compensation consultant in 2014. The 2014 director compensation policy generally provides for the same compensation as our 2013 compensation program, except based on Radford’s analysis and to better reflect the average compensation received by new members of the boards of directors of our comparator companies, the compensation committee recommended and the Board approved an increase in the size of the initial stock option granted to individuals who are elected or appointed for the first time from 25,000 shares to 35,000 shares. The compensation committee also recommended and the Board approved an increase in the annual retainer for the chairman of our audit committee and for the chairman of the audit committee by $1,250 to $20,000.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by our board of directors (which charter is available at www.thresholdpharm.com), one purpose of the audit committee is to oversee our accounting and financial reporting processes and audits of our financial statements. The responsibilities of the audit committee include appointing and providing for the compensation of the independent registered public accounting firm. Each member of the audit committee meets the independence requirements of the NASDAQ listing standards.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards as well as performing an audit of our internal control over financial reporting as of the end of the fiscal year.

In this context and in connection with the audited financial statements contained in our Annual Report on Form 10-K, the audit committee:

•

reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2013 with our management and Ernst & Young LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2013;

•

discussed with Ernst & Young LLP those matters required to be discussed by Accounting Standard No. 16 “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Release No. 2012-004;

•

reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, discussed with Ernst & Young LLP their independence, and concluded that any non-audit services performed by Ernst & Young LLP are compatible with maintaining their independence; and

•

based on the foregoing reviews and discussions, recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC.

AUDIT COMMITTEE

David R. Hoffmann (chair)
Jeffrey W. Bird, M.D., Ph.D.
Wilfred E. Jaeger, M.D.

The audit committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under these acts.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Auditor’s Fees

The following table shows the fees billed or expected to be billed by Ernst & Young LLP for 2013 and 2012 in connection with audit services rendered during the past two fiscal years.

	2013	2012
Audit Fees(1)	$393,611	$356,612
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—

Total	$393,611	$356,612

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit and the review of the financial statements and which are not reported under “Audit Fees.” There were no audit-related fees billed for fiscal 2013 or fiscal 2012.
(3)	Tax fees represent fees and expenses for professional services for tax compliance, tax advice and tax planning. There were no tax fees billed for fiscal 2013 or fiscal 2012.
(4)	All other fees represent fees for products and services other than the services described above. There were no other fees billed for fiscal 2013 or fiscal 2012.

Pre-Approval Policies and Procedures

Our audit committee has a policy and procedures for the pre-approval of all audit and non-audit services provided by the independent registered public accounting firm. Our policy generally requires the pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The audit committee has also delegated to the chair of the audit committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent registered public accounting firm and associated fees, provided that the chair shall report any decision to pre-approve such audit-related or non-audit services and fees to the full audit committee at its next regular meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

At the 2014 annual meeting, our stockholders will vote on the election of two Class I directors to serve for a three-year term until the 2017 annual meeting of stockholders and until their successors are elected and qualified. Our board of directors has unanimously nominated Jeffrey W. Bird and Harold E. Selick upon the recommendation of the nominating and governance committee, for reelection to our board of directors as Class I directors. The nominees have indicated that they are willing and able to continue to serve as directors. If Jeffrey W. Bird and Harold E. Selick become unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person or persons as may be designated by our nominating and governance committee. The Class I directors will be elected by a plurality of the votes cast, in person or represented by proxy, and entitled to vote at the 2014 annual meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

Our board of directors recommends a vote “FOR” the election of each of Jeffrey W. Bird and Harold E. Selick as Class I directors.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the election of each of Jeffrey W. Bird and Harold E. Selick.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

At the 2014 annual meeting, our stockholders will be asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Representatives of Ernst & Young LLP are expected to be present at the 2014 annual meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or other governing documents. However, the board of directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. The audit committee is not bound by a vote either for or against this proposal. The audit committee will consider a vote against Ernst & Young LLP by the stockholders in selecting our independent registered public accounting firm in the future. Even if the stockholders do ratify the appointment, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of the Company and our stockholders. The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting will be required to approve the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Our board of directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. This nonbinding advisory vote is commonly referred to as a “say-on-pay” vote.

We held our first say-on-pay vote at our 2013 annual meeting of stockholders, with over 98% of the votes cast voting in favor of our say-on-pay proposal. At that time, our stockholders also indicated their preference that we solicit a say-on-pay vote every year. Our Board of Directors has adopted a policy that is consistent with that preference and accordingly, we are holding a say-on-pay vote at this year’s annual meeting.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. The compensation of our Named Executive Officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we have a performance-based compensation strategy that is intended to focus our Named Executive Officers on the achievement of near-term corporate goals as well as our long-term strategic objectives and encourage our Named Executive Officers to work for our long-term prosperity. Accordingly, a significant portion of our Named Executive Officer compensation is “at risk” and dependent upon our performance, thereby aligning our Named Executive Officers’ interests with those of our stockholders and rewarding our Named Executive Officers for our success. Our Named Executive Officer compensation program has been thoughtfully developed with the assistance of our independent compensation consultant to be competitive in the marketplace and to appropriately incentivize and reward our Named Executive Officers for achieving our corporate goals while minimizing incentives for excessive risk taking. Please read the Compensation Discussion and Analysis section of this proxy statement and related compensation tables and narrative disclosure for additional details about our Named Executive Officer compensation program, including information about the fiscal year 2013 compensation of our Named Executive Officers.

The board of directors is asking our stockholders to indicate their support for the compensation of our Named Executive Officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Threshold Pharmaceuticals’ Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on our board of directors or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the board of directors and, accordingly, the board of directors and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Unless the board of directors modifies its policy on the frequency of future advisory votes on the compensation of our Named Executive Officers, the next advisory vote on the compensation of our Named Executive Officers will be held at the 2015 annual meeting of stockholders.

Advisory approval of the compensation of our Named Executive Officers must receive the affirmative vote of a majority of the votes cast in person or by proxy at the 2014 annual meeting in order to be approved.

Our board of directors recommends a vote “FOR” the advisory approval of the compensation of our Named Executive Officers as disclosed in this proxy statement.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the advisory approval of the of the compensation of our Named Executive Officers as disclosed in this proxy statement.

PROPOSAL 4

APPROVAL OF 2014 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the Threshold Pharmaceuticals, Inc. 2014 Equity Incentive Plan, or the 2014 Plan, at the 2014 annual meeting. The 2014 Plan was approved by our board of directors on March 20, 2014, subject to approval by our stockholders.

Approval of the 2014 Plan by our stockholders will allow us to grant stock options and other awards at levels determined appropriate by our board of directors or compensation committee, as appropriate. The 2014 Plan will also allow us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, directors and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders.

Approval of the 2014 Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options and performance-based stock and cash awards under the 2014 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, or the Code. Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For compensation awarded under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-person limit on the number of shares subject to stock options and performance-based stock awards, and the amount of cash subject to performance-based cash awards, that may be granted to any employee under the plan in any year; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). Accordingly, we are requesting that our stockholders approve the 2014 Plan, which includes terms regarding eligibility for awards, annual per-person limits on awards and the business criteria for performance-based awards granted under the 2014 Plan (as described in the summary below).

We believe it is in the best interests of the company and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code. However, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as “performance-based compensation” for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

If this Proposal 4 is approved by our stockholders, the 2014 Plan will become effective as of the date of the 2014 annual meeting. In the event that our stockholders do not approve this Proposal 4, the 2014 Plan will not become effective.

Overhang

The following table provides certain additional information regarding our equity incentive program.

	As of December 31, 2013
Total number of shares of common stock subject to outstanding stock options	6,526,506
Total number of shares of common stock subject to outstanding full value awards	0
Weighted-average exercise price of outstanding stock options	$3.66
Weighted-average remaining term of outstanding stock options	7.56
	As of the record date
Total number of shares of common stock available for grant under all equity incentive plans*	1,256,173	**
Total number of shares of common stock outstanding	59,346,025
Per-share closing price of common stock as reported on NASDAQ Capital Market	$4.98

*	The company’s 2004 Amended and Restated Equity Incentive Plan, or the 2004 Plan, will expire pursuant to its terms on April 7, 2014. No shares will be available for issuance and no further awards may be granted under the 2004 Plan on or after that date.
**	These shares will no longer be available for issuance upon the expiration of the 2004 Plan on April 7, 2014.

Burn Rate

The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal year 2013.

Fiscal Year 2013
Total number of shares of common stock subject to stock options granted	1,663,500
Total number of shares of common stock subject to full value awards granted	—
Total number of shares of common stock subject to stock options cancelled	90,325
Total number of shares of common stock subject to full value awards cancelled	—
Weighted-average common stock outstanding	57,832,000
Total common stock outstanding at December 31, 2013	59,232,611

Description of the 2014 Equity Incentive Plan

The material features of the 2014 Plan are outlined below. The following description of the 2014 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2014 Plan. Stockholders are urged to read the actual text of the 2014 Plan in its entirety, which is appended to this Proxy Statement as Appendix A.

Purpose

The 2014 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of our company and our affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Types of Awards

The terms of the 2014 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2014 Plan, or the Share Reserve, will not exceed the sum of (i) 6,000,000 shares and (ii) any Prior Plan Returning Shares (as defined below), as such shares become available from time to time.

The “Prior Plan Returning Shares” are shares subject to outstanding stock awards granted under the 2004 Plan or the Threshold Pharmaceuticals, Inc. 2001 Equity Incentive Plan, each, a Prior Plan, that, from and after the effective date of the 2014 Plan, (a) expire or terminate for any reason prior to exercise or settlement, (b) are forfeited, cancelled or otherwise returned to us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding stock options and stock appreciation rights granted under a Prior Plan with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant (the “Prior Plan Appreciation Awards”), are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award.

The number of shares of our common stock available for issuance under the 2014 Plan will be reduced by (i) one share for each share of common stock issued pursuant to a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) 1.2 shares for each share of common stock issued pursuant to a full value award (i.e., any stock award that is not a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant).

If (i) any shares of common stock subject to a stock award are not issued because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash, (ii) any shares of common stock issued pursuant to a stock award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) with respect to a full value award, any shares of common stock are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with the award, such shares will again become available for issuance under the 2014 Plan, which we collectively refer to as the 2014 Plan Returning Shares. For each 2014 Plan Returning Share subject to a full value award or Prior Plan Returning Share subject to a stock award other than a Prior Plan Appreciation Award, the number of shares of common stock available for issuance under the 2014 Plan will increase by 1.2 shares.

Any shares of common stock reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award will no longer be available for issuance under the 2014 Plan, including any shares subject to a stock award that are not delivered to a participant because the stock award is exercised through a reduction of shares subject to the stock award. In addition, any shares reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock option or stock appreciation right granted under the 2014 Plan or a Prior Plan Appreciation Award, or any shares repurchased by us on the open market with the proceeds of the exercise or strike price of a stock option or stock appreciation right granted under the 2014 Plan or a Prior Plan Appreciation Award will no longer be available for issuance under the 2014 Plan.

Eligibility

As of March 21, 2014, all of our approximately 57 employees, six non-employee directors and 20 consultants are eligible to participate in the 2014 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2014 Plan only to our employees (including officers) and employees of our affiliates.

Section 162(m) Limits

Under the 2014 Plan, subject to adjustment for certain changes in our capitalization, no participant will be eligible to be granted during any calendar year more than: (i) a maximum of 3,000,000 shares of our common stock subject to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of our common stock on the date of grant; (ii) a maximum of 3,000,000 shares of our common stock under performance stock awards; and (iii) a maximum of $5,000,000 under performance cash awards. These limits are designed to allow us to grant awards that are intended to be exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

Administration

The 2014 Plan will be administered by our board of directors, which may in turn delegate authority to administer the 2014 Plan to a committee. Our board of directors has delegated concurrent authority to administer the 2014 Plan to our compensation committee, but may, at any time, revest in itself some or all of the power previously delegated to our compensation committee. Each of the board of directors and the compensation committee is considered to be a Plan Administrator for purposes of this Proposal 4. Subject to the terms of the 2014 Plan, the Plan Administrator may determine the recipients, the numbers and types of awards to be granted, and the terms and conditions of awards granted under the 2014 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the 2014 Plan.

The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2014 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.

Stock Options

Stock options may be granted under the 2014 Plan pursuant to stock option agreements. The 2014 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of an NSO may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of an ISO may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2014 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 4 as “continuous service”) terminates (other than upon the participant’s disability or death and other than for cause), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a certain period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the 2014 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Under the 2014 Plan, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than upon the participant’s disability or death and other than for cause) would be prohibited by applicable securities laws or the sale of any common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2014 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the 2014 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2014 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the 2014 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2014 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner consistent with applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2014 Plan is 37,500,000 shares.

Restricted Stock Awards

Restricted stock awards may be granted under the 2014 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2014 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Under the 2014 Plan, dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2014 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2014 Plan.

Performance Awards

The 2014 Plan allows us to grant performance stock and cash awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our compensation committee, except that the Plan Administrator also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the achievement of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our compensation committee, except that the Plan Administrator also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. The Plan Administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as the Plan Administrator may specify, to be paid in whole or in part in cash or other property.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, our compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code (no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the performance goals remains substantially uncertain), our compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2014 Plan and described below. As soon as administratively practicable following the end of the performance period, our compensation committee will certify in writing whether the performance goals have been satisfied.

Performance goals under the 2014 Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) net order dollars; (34) net profit dollars; (35) net profit growth; (36) net revenue dollars; and (37) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Plan Administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Under the 2014 Plan, unless specified otherwise by our compensation committee (or, if not required for compliance with Section 162(m) of the Code, the Plan Administrator) (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, our compensation committee (or, if not required for compliance with Section 162(m) of the Code, the Plan Administrator) will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, our compensation committee (or, if not required for compliance with Section 162(m) of the Code, the Plan Administrator) retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the 2014 Plan. The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Awards granted under the 2014 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2014 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Fundamental Transactions; Change in Control

Unless otherwise provided in a participant’s award agreement or other written agreement with us or one of our affiliates or in any director compensation policy, in the event of a fundamental transaction (as defined in the 2014 Plan), any outstanding awards may be assumed, converted or replaced by the successor corporation (if any). In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares of our common stock held by participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participants. In the event such successor corporation (if any) does not assume or substitute awards pursuant to a fundamental transaction, the vesting of such awards will fully and immediately accelerate or our repurchase rights will fully and immediately terminate, as applicable, so that the awards may be exercised or the repurchase rights will terminate before, or otherwise in connection with the fundamental transaction, but then terminate. Notwithstanding anything in the 2014 Plan to the contrary, the Plan Administrator may provide that the vesting of any shares of our common stock subject to an award that are subject to vesting or our right of repurchase will accelerate or lapse, as applicable, upon a fundamental transaction. If the Plan Administrator exercises such discretion with respect to options, such options will become exercisable in full prior to the fundamental transaction at such time and on such conditions as the Plan Administrator determines, and if such options are not exercised prior to the fundamental transaction, they will terminate at such time as determined by the Plan Administrator. Subject to any greater rights granted to participants under the provisions of the 2014 Plan, in the event of a fundamental transaction, any outstanding awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

Under the 2014 Plan, a stock award may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2014 Plan) as may be provided in the participant’s stock award agreement or other written agreement with us or one of our affiliates, or as may be provided in any director compensation policy, but in the absence of such provision, no such acceleration will occur.

For purposes of the 2014 Plan, a fundamental transaction generally will be deemed to occur in the event of the consummation of: (i) a merger or consolidation in which we are not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, our reincorporation in a different jurisdiction, or other transaction in which there is no substantial change in our stockholders or their relative stock holdings and the awards granted under the 2014 Plan are assumed, converted or replaced by the successor corporation); (ii) a merger in which we are the surviving corporation but after which our stockholders immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with us in such merger) cease to own their shares or other equity interest in the company; (iii) the sale of all or substantially all of our assets; or (iv) the acquisition, sale, or transfer of more than 50% of our outstanding shares by tender offer or similar transaction.

For purposes of the 2014 Plan, a change in control generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) our stockholders or our board of directors approves a plan of complete dissolution or liquidation of the company, or a complete dissolution or liquidation of the company will otherwise occur, except for a liquidation into a parent corporation; (iv) there is consummated a sale or other disposition of all or substantially all of our consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; or (v) a majority of our board of directors becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the board members or their approved successors.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the 2014 Plan at any time. However, except as otherwise provided in the 2014 Plan or an award agreement, no amendment or termination of the 2014 Plan may impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the 2014 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the 2014 Plan after the tenth anniversary of the date the 2014 Plan was adopted by our board of directors.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2014 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2014 Plan. The 2014 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2014 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

2014 Equity Incentive Plan
Name and position	Number of shares subject to stock awards
Harold E. Selick, Ph.D.(1) Chief Executive Officer	325,000

Joel A. Fernandes(1) Vice President, Finance & Controller (principal financial officer)	50,000

Tillman Pearce, M.D.(1) Chief Medical Officer	145,000

Robert L. Simon(1) Senior Vice President, Regulatory Affairs and Quality Assurance	90,000

Nipun Davar, Ph.D.(1) Vice President, Pharmaceutical Development and Manufacturing	70,000

All current executive officers as a group(1)	680,000

All current directors who are not executive officers as a group(2)	120,000

All employees, including all current officers who are not executive officers, as a group(1)	300,000

(1)	Awards granted under the 2014 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2014 Plan. However, our board of directors has approved certain options to purchase shares of our common stock under the 2014 Plan to our executive officers and certain other employees in the amounts set forth in this table, to be granted on the date of the 2014 annual meeting, subject to approval of this Proposal 4 by our stockholders.
(2)	Awards granted under the 2014 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2014 Plan. However, our non-employee director compensation policy (which will become effective on the date of the 2014 annual meeting if this Proposal 4 is approved by our stockholders) establishes the number of shares subject to initial and annual stock awards that automatically will be granted to our non-employee directors under the 2014 Plan if this Proposal 4 is approved by our stockholders. Pursuant to such policy, if this Proposal 4 is approved by our stockholders, on the date of the 2014 annual meeting, each of our current non-employee directors who is to continue as a non-employee director will be granted an annual stock award under the 2014 Plan consisting of an option to purchase 20,000 shares of our common stock. For additional information regarding our non-employee director compensation policy, see “Director Compensation” above.

Equity Compensation Plan Information

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2013:

	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans(1)(2)
Equity compensation plans approved by stockholders	6,526,506	$3.66	411,132
Equity compensation plans not approved by stockholders	—	—	—

Total	6,526,506	$3.66	411,132

(1)	Includes 235,896 shares of our common stock issuable under our 2004 Employee Stock Purchase Plan. On January 1, 2010 and annually thereafter the number of authorized shares under our 2004 Employee Stock Purchase Plan is automatically increased by a number of shares equal to the lesser of:
•	1% of the number of our shares issued and outstanding prior to the preceding December 31;
•	1,250,000 shares; or
•	an amount determined by our board of directors.

(2)	On January 1, 2011 and annually thereafter the number of authorized shares under the 2004 Plan was automatically increased by a number of shares equal to the lesser of:
•	5% of the number of our shares issued and outstanding prior to the preceding December 31;
•	1,250,000 shares; or
•	an amount determined by our board of directors.

The 2004 Plan will expire by its terms on April 7, 2014.

Required Vote and Board of Directors Recommendation

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting will be required to approve the 2014 Plan. The 2014 Plan will not go into effect if our stockholders do not approve the 2014 Plan at the annual meeting.

Our board of directors recommends a vote “FOR” the approval of the 2014 Plan.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards “FOR” the approval of the 2014 Plan.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in a household. A stockholder may request that we deliver a separate copy of either document by writing to the Secretary, Threshold Pharmaceuticals, Inc., 170 Harbor Way, Suite 300, South San Francisco, CA 94080 or by phoning us at (650) 474-8200 and asking for Investor Relations. In the event a stockholder wants to receive separate copies of the annual report and proxy statement in the future, or a stockholder that received multiple copies would like to receive only one copy for such stockholder’s household, such stockholder should contact their bank, broker, or other nominee record holder, or contact us at the above address or phone number.

FORM 10-K

We will mail without charge to any stockholder upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2013 including the financial statements, schedules and a list of exhibits. Requests should be sent to: Secretary, Threshold Pharmaceuticals, Inc., 170 Harbor Way, Suite 300, South San Francisco, CA 94080.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

We will consider for inclusion in our proxy materials for the 2015 annual meeting of stockholders, stockholder proposals that are received at our principal executive offices no later than December 12, 2014 and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. However, if our 2014 annual meeting of stockholders is not held between April 16, 2015 and June 15, 2015, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. Proposals must be sent to our Secretary at Threshold Pharmaceuticals, Inc., 170 Harbor Way, Suite 300, South San Francisco, CA 94080.

Our bylaws provide that advance notice of a stockholder’s proposal must be delivered to our Secretary at our principal executive offices no earlier than November 12, 2014 or 150 days prior to the anniversary of the mailing date of the proxy materials for the previous year’s annual meeting, and not later than December 12, 2014, or 120 days prior to the anniversary of the mailing date of the proxy materials for the previous year’s annual meeting. However, our bylaws also provide that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the previous year’s annual meeting, this advance notice must be received not earlier than or 150 days prior to such annual meeting and not later than the 10th day following the day on which public announcement of the date of such meeting is first made. Each stockholder’s notice must set forth the information required by our bylaws with respect to each matter the stockholder proposes to bring before the annual meeting, including: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner and (ii) the number of shares of our common stock which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the 2015 annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the board of directors for the 2015 annual meeting of stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which the Company has not been provided with timely notice and (ii) any proposal made in accordance with our bylaws, if the proxy statement for the 2015 annual meeting of stockholders briefly describes the matter and how management proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

A copy of the full text of the provisions of our bylaws dealing with stockholder nominations and proposals will be made available to stockholders from our Secretary upon written request.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither our board of directors nor management intends to bring before the meeting any business other than the matters referred to in this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

By Order of the Board of Directors

Dr. Harold E. Selick
Chief Executive Officer

South San Francisco, California

April 4, 2014

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD OR VOTED.

APPENDIX A

THRESHOLD PHARMACEUTICALS, INC.

2014 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: MARCH 20, 2014

APPROVED BY THE STOCKHOLDERS:             , 2014

1. GENERAL.

(a) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(b) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.

(c) Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 2(b)(viii) below) or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under his or her then-outstanding Award without his or her written consent.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements

1

for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including Section 2(b)(viii) below) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.

Notwithstanding the foregoing or anything in the Plan to the contrary, (1) a Participant’s rights will not be deemed to have been impaired by any amendment of an Award or the Plan, or by any suspension or termination of the Plan, if the Board, in its sole discretion, determines that the amendment, suspension or termination, taken as a whole, (A) does not materially impair the Participant’s rights, or (B) in connection with any transaction or event described in Section 9, is in the best interests of the Company or its stockholders, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; (D) to comply with other applicable laws or listing requirements; or (E) to meet the requirements of any accounting standard or to avoid any adverse accounting treatment. The Board may, but need not, take the tax or accounting consequences to affected Participants into consideration in acting under the preceding sentence.

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(ix) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not

2

inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards; and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(v)(iv) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise, purchase or strike price of any outstanding Option or SAR under the Plan, or (ii) cancel any outstanding Option or SAR that has an exercise price or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed (A) 6,000,000 shares plus (B) the Prior Plan Returning Shares (as defined below), if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”).

For purposes of this Plan, “Prior Plan Returning Shares” means any shares subject to outstanding stock awards granted under the 2004 Amended and Restated Equity Incentive Plan of Threshold Pharmaceuticals, Inc. or the Threshold Pharmaceuticals, Inc. 2001 Equity Incentive Plan (each, a “Prior Plan”) that, from and after 12:01 a.m. Pacific time on the Effective Date, (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding options and stock appreciation rights granted under a Prior Plan with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the option or stock appreciation right on the date of grant (the “Prior Plan Appreciation Awards”), are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a stock award. Any such shares will immediately be added to the Share Reserve as and when such shares become Prior Plan Returning Shares and become available for issuance pursuant to Awards granted hereunder.

3

(ii) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(iii) Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one (1) share for each share of Common Stock issued pursuant to an Option or SAR with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant; and (B) 1.2 shares for each share of Common Stock issued pursuant to a Full Value Award.

(b) Reversion of Shares to the Share Reserve.

(i) Shares Available For Subsequent Issuance. If (A) any shares of Common Stock subject to a Stock Award are not issued because such Stock Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or is settled in cash (i.e., the Participant receives cash rather than stock), (B) any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (C) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with such Full Value Award, such shares will again become available for issuance under the Plan (collectively, the “2014 Plan Returning Shares”). For each (1) 2014 Plan Returning Share subject to a Full Value Award or (2) Prior Plan Returning Share subject to a stock award other than a Prior Plan Appreciation Award, the number of shares of Common Stock available for issuance under the Plan will increase by 1.2 shares.

(ii) Shares Not Available For Subsequent Issuance. Any shares of Common Stock reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of a Stock Award will no longer be available for issuance under the Plan, including any shares subject to a Stock Award that are not delivered to a Participant because such Stock Award is exercised through a reduction of shares subject to such Stock Award (i.e., “net exercised”). In addition, any shares reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Option or Stock Appreciation Right or a Prior Plan Appreciation Award, or any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of an Option or Stock Appreciation Right or a Prior Plan Appreciation Award will no longer be available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 37,500,000 shares of Common Stock.

(d) Section 162(m) Limitations. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations will apply.

(i) A maximum of 3,000,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any one Participant during any one calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional

4

Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii) A maximum of 3,000,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii) A maximum of $5,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is

5

granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

6

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than due to the Participant’s death or Disability and other than for Cause), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date three (3) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than due to the Participant’s death or Disability and other than for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

7

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Leaves of Absence. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, in the event of a Participant’s leave of absence (other than a personal or medical leave of absence approved by an authorized representative of the Company with employment guaranteed upon return), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the beginning of such leave of absence), but only within such period of time ending on the earlier of (i) the date three (3) months following the beginning of such leave of absence (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, upon such a leave of absence, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(m) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent

8

permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(m) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

9

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d)(ii)) that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii)) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Committee and Board Discretion. The Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee) retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

10

(iv) Section 162(m) Compliance. Unless otherwise permitted in compliance with Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where the Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction or any completion of any Performance Goals, shares subject to Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of any further considerations as the Committee, in its sole discretion, will determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock appreciation rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.

11

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the

12

Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

13

9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d); and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Fundamental Transactions. The provisions of this Section 9(c) will apply to Awards in the event of a Fundamental Transaction unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company.

In the event of a Fundamental Transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement shall be binding on all Participants under this Plan. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding shares of Common Stock held by the Participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) does not assume or substitute Awards, as provided above, pursuant to a Fundamental Transaction, the vesting with respect to such Awards shall fully and immediately accelerate or the repurchase rights of the Company shall fully and immediately terminate, as the case may be, so that the Awards may be exercised or the repurchase rights shall terminate before, or otherwise in connection with the closing or completion of the Fundamental Transaction, but then terminate. Notwithstanding anything in this Plan to the contrary, the Board may, in its sole discretion, provide that the vesting of any or all shares of Common Stock subject to an Award that are subject to vesting or right of repurchase shall accelerate or lapse, as the case may be, upon a Fundamental Transaction. If the Board exercises such discretion with respect to Options, such Options shall become exercisable in full prior to the consummation of such Fundamental Transaction at such time and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the Fundamental Transaction, they shall terminate at such time as determined by the Board. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 9(c), in the event of the occurrence of any Fundamental Transaction, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

(d) Change in Control. A Stock Award may be subject to acceleration of vesting and exercisability upon or after a Change in Control, as may be provided in the Stock Award Agreement for such Stock Award or in any other written agreement between the Company or any Affiliate and the Participant or as may be provided in any director compensation policy of the Company, but in the absence of such provision, no such acceleration will occur.

14

(e) Parachute Payments.

(i) If any payment or benefit a Participant will or may receive from the Company or otherwise (a “280G Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then any such 280G Payment pursuant to the Plan (a “Payment”) shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment (after reduction) being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount (i.e., the amount determined by clause (x) or by clause (y)), after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in a Payment is required pursuant to the preceding sentence and the Reduced Amount is determined pursuant to clause (x) of the preceding sentence, the reduction shall occur in the manner (the “Reduction Method”) that results in the greatest economic benefit for the Participant. If more than one method of reduction will result in the same economic benefit, the items so reduced will be reduced pro rata (the “Pro Rata Reduction Method”).

(ii) Notwithstanding any provision of Section 9(e)(i) to the contrary, if the Reduction Method or the Pro Rata Reduction Method would result in any portion of the Payment being subject to taxes pursuant to Section 409A of the Code that would not otherwise be subject to taxes pursuant to Section 409A of the Code, then the Reduction Method and/or the Pro Rata Reduction Method, as the case may be, shall be modified so as to avoid the imposition of taxes pursuant to Section 409A of the Code as follows: (A) as a first priority, the modification shall preserve to the greatest extent possible, the greatest economic benefit for the Participant as determined on an after-tax basis; (B) as a second priority, Payments that are contingent on future events (e.g., being terminated without cause), shall be reduced (or eliminated) before Payments that are not contingent on future events; and (C) as a third priority, Payments that are “deferred compensation” within the meaning of Section 409A of the Code shall be reduced (or eliminated) before Payments that are not “deferred compensation” within the meaning of Section 409A of the Code.

(iii) Unless the Participant and the Company agree on an alternative accounting firm or law firm, the accounting firm engaged by the Company for general tax compliance purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm or law firm to make the determinations required by this Section 9(e). The Company shall bear all expenses with respect to the determinations by such accounting firm or law firm required to be made hereunder. The Company shall use commercially reasonable efforts to cause the accounting firm or law firm engaged to make the determinations hereunder to provide its calculations, together with detailed supporting documentation, to the Participant and the Company within fifteen (15) calendar days after the date on which the Participant’s right to a 280G Payment becomes reasonably likely to occur (if requested at that time by the Participant or the Company) or such other time as requested by the Participant or the Company.

(iv) If the Participant receives a Payment for which the Reduced Amount was determined pursuant to clause (x) of Section 9(e)(i) and the Internal Revenue Service determines thereafter that some portion of the Payment is subject to the Excise Tax, the Participant agrees to promptly return to the Company a sufficient amount of the Payment (after reduction pursuant to clause (x) of Section 9(e)(i)) so that no portion of the remaining Payment is subject to the Excise Tax. For the avoidance of doubt, if the Reduced Amount was determined pursuant to clause (y) of Section 9(e)(i), the Participant shall have no obligation to return any portion of the Payment pursuant to the preceding sentence.

15

10. PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii) above) or an Award Agreement.

11. EFFECTIVE DATE OF PLAN.

This Plan will become effective on the Effective Date.

12. CHOICE OF LAW.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f) “Cause” means employment related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Board. “Cause” shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Participant regarding any of the matters referred to in the previous sentence. Accordingly, the Board shall be entitled to determine “Cause” based on the Board’s good faith belief. If the Participant is criminally charged with a felony or similar offense that shall be a sufficient, but not a necessary, basis for such belief.

16

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

17

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Threshold Pharmaceuticals, Inc., a Delaware corporation.

(l) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, Awards will not continue to vest during a leave of absence, unless otherwise determined by the Board or chief executive officer of the Company, in that party’s sole discretion, with respect to an approved personal or medical leave of absence with employment guaranteed upon return.

(n) “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(o) “Director” means a member of the Board.

(p) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(q) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2014, provided this Plan is approved by the Company’s stockholders at such meeting.

(r) “Employee” means a regular employee of the Company or an Affiliate who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

18

(s) “Entity” means a corporation, partnership, limited liability company or other entity.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(u) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(v) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination (the “Value Date”), as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if no sales are reported as having occurred on the Value Date, the Fair Market Value will be the closing sales price on the last preceding trading day on which sales of Common Stock are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, the Fair Market Value will be the closing bid for the Common Stock on the Value Date.

(iii) If the Common Stock is listed on multiple exchanges or systems, the Fair Market Value will be based on sales or bid prices, as applicable, on the primary exchange or system on which the Common Stock is traded or quoted.

(iv) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(w) “Full Value Award” means a Stock Award that is not an Option or SAR with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant.

(x) “Fundamental Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all Participants);

(ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company;

19

(iii) the sale of all or substantially all of the assets of the Company; or

(iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(gg) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ii) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

20

(jj) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(kk) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(ll) “Performance Criteria” means the one or more criteria that the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Committee (or Board, if applicable): (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) net order dollars; (34) net profit dollars; (35) net profit growth; (36) net revenue dollars; and (37) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Committee or Board.

(mm) “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee) (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Committee (or Board, if applicable) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles.

(nn) “Performance Period” means the period of time selected by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board or the Committee) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee (or Board, if applicable).

(oo) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(pp) “Plan” means this Threshold Pharmaceuticals, Inc. 2014 Equity Incentive Plan.

(qq) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

21

(rr) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ss) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(tt) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(uu) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(vv) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ww) “Rule 701” means Rule 701 promulgated under the Securities Act.

(xx) “Securities Act” means the Securities Act of 1933, as amended.

(yy) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(zz) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(aaa) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.

(bbb) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(ddd) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

22

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, May 15, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

THRESHOLD PHARMACEUTICALS, INC.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

170 HARBOR WAY, SUITE 300

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SOUTH SAN FRANCISCO, CA 94080

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, May 15, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M70694-P49171

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

THRESHOLD PHARMACEUTICALS, INC.

For All Withhold All For All Except

To withhold authority to vote for any individual nominee, mark “For All Except” and write the number of the nominee on the line below.

The Board of Directors recommends you vote FOR the following:

Vote on Directors

1. Election of Directors

Nominees:

01) Jeffrey W. Bird, M.D., Ph.D.

02) Harold E. Selick, Ph.D.

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals: For Against Abstain

The Board of Directors recommends you vote FOR the following proposal: For Against Abstain

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

4. To approve the Company’s 2014 Equity Incentive Plan as described in the proxy statement.

3. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the proxy statement.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.

Please indicate if you plan to attend this meeting. Yes No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

Proxy Statement and Form 10-K are available at www.proxyvote.com.

M70695-P49171

THRESHOLD PHARMACEUTICALS, INC. This proxy is solicited by the Board of Directors Annual Meeting of Stockholders May 16, 2014 at 1:00 PM, Pacific Time

The undersigned hereby appoint(s) Harold E. Selick and Joel A. Fernandes, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of THRESHOLD PHARMACEUTICALS, INC. (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, Pacific Time, on May 16, 2014, at Threshold Pharmaceuticals, Inc. 170 Harbor Way, Suite 300, South San Francisco, CA 94080, and any adjournment or postponement thereof.

This proxy will be voted as directed. In the absence of contrary directions, this proxy will be voted FOR the election of each of the two director nominees listed on the reverse side of this proxy, FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, FOR the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers, FOR the approval of the Company’s 2014 Equity Incentive Plan and in the discretion of the proxy holder(s) on any matter that may properly come before the annual meeting or any adjournment or postponement thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side